[BROWN BROTHERS HARRIMAN LOGO]


ANNUAL REPORT
OCTOBER 31, 2002


BBH INFLATION-INDEXED SECURITIES FUND

BBH INFLATION-INDEXED SECURITIES FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

 PRINCIPAL
  AMOUNT                                                                   VALUE
-----------                                                            -------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTE (0.3%)
$   750,000  3.125%, 8/15/2005 (Identified cost $749,938)              $     755,767
                                                                       -------------

             GOVERNMENT OF CANADA BOND  (0.6%)
  2,429,320  4.250%, 12/1/2021* (Identified cost $1,781,561)               1,737,836
                                                                       -------------

             GOVERNMENT OF FRANCE BONDS  (1.4%)
  2,640,175  3.000%, 7/25/2009*                                            2,623,214
  1,051,590  3.400%, 7/25/2029*                                            1,066,541
                                                                       -------------
             TOTAL GOVERNMENT OF FRANCE BONDS
             (IDENTIFIED COST $3,464,245)                                  3,689,755
                                                                       -------------

             GOVERNMENT OF NEW ZEALAND BOND  (0.4%)
  2,000,000  4.500%, 2/15/2016* (Identified cost $1,089,990)               1,145,761
                                                                       -------------

             TENNESSEE VALLEY AUTHORITY NOTE (0.1%)
    342,122  3.375%, 1/15/2007* (Identified cost $338,049)                   361,715
                                                                       -------------

             U.K. TREASURY GILT (1.5%)
  1,000,000  2.000%, 7/19/2006* (Identified cost $3,661,420)               3,916,535
                                                                       -------------

             U.S. TREASURY NOTES AND BONDS (93.8%)
  2,000,000  3.375%, 4/30/2004                                             2,054,772
 16,016,981  3.375%, 1/15/2007*                                           17,210,753
 36,538,796  3.625%, 1/15/2008*                                           39,598,921
 19,894,702  3.875%, 1/15/2009*                                           21,943,239
 41,023,472  4.250%, 1/15/2010*                                           46,311,644
 13,807,063  3.500%, 1/15/2011*                                           15,004,398
  3,052,648  3.375%, 1/15/2012*                                            3,300,676
 14,671,510  3.000%, 7/15/2012*                                           15,425,713
 32,616,130  3.625%, 4/15/2028*                                           36,050,999
 28,383,619  3.875%, 4/15/2029*                                           32,791,935
 21,427,197  3.375%, 4/15/2032*                                           23,248,509
                                                                       -------------
             TOTAL U.S. TREASURY NOTES AND BONDS
             (IDENTIFIED COST $247,529,814)                              252,941,559
                                                                       -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        2

                                                                           VALUE
                                                                       -------------
TOTAL INVESTMENTS, (IDENTIFIED COST $258,615,017) (a)        98.1%     $ 264,548,928
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES                1.9          5,168,595
                                                            ------     -------------
NET ASSETS                                                  100.0%     $ 269,717,523
                                                            ======     =============

*   Inflation Protected Security.

(a) The aggregate cost for federal income tax purposes is $259,435,808, the aggregate gross unrealized appreciation is $5,157,365, and the aggregate gross unrealized depreciation is $44,245, resulting in net unrealized appreciation of $5,113,120.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

ASSETS:
   Investments in securities, at value (identified cost $258,615,017                $ 264,548,928
   Cash                                                                                 1,111,428
   Receivables for:
     Capital stock sold                                                                 2,575,895
     Interest and other receivables                                                     1,887,408
                                                                                    -------------
       TOTAL ASSETS                                                                   270,123,659
                                                                                    -------------

LIABILITIES:
   Payables for:
     Capital stock redeemed                                                               166,322
     Expense payment fee                                                                   81,917
     Unrealized depreciation on forward foreign exchange currency contracts                68,525
     Dividends                                                                             65,793
     Administrative fees                                                                   23,579
                                                                                    -------------
       TOTAL LIABILITIES                                                                  406,136
                                                                                    -------------

NET ASSETS                                                                          $ 269,717,523
                                                                                    =============

Net Assets Consist of:
   Paid-in capital                                                                  $ 256,972,945
   Undistributed net investment income                                                     99,036
   Accumulated net realized gain on investments
     and foreign exchange transactions                                                  6,779,286
   Net unrealized appreciation on investments
     and forward foreign exchange currency contracts                                    5,866,256
                                                                                    -------------

Net Assets                                                                          $ 269,717,523
                                                                                    =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
   ($229,105,992 DIVIDED BY 21,029,934 shares)                                      $       10.89
                                                                                    =============

CLASS I SHARES
   ($40,611,531 DIVIDED BY 3,725,120 shares)                                        $       10.90
                                                                                    =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002

NET INVESTMENT INCOME:
   INCOME:
     Interest                                                                       $   7,085,140
                                                                                    -------------
   EXPENSES:
     Expense payment fee                                                                  787,643
     Administrative fees                                                                  154,728
                                                                                    -------------
       TOTAL EXPENSES                                                                     942,371
                                                                                    -------------
       NET INVESTMENT INCOME                                                            6,142,769
                                                                                    -------------

NET REALIZED AND UNREALIZED GAIN:
   Net realized gain on investments                                                     6,843,092
   Net realized loss on foreign exchange transactions                                    (141,452)
                                                                                    -------------
     Net realized gain                                                                  6,701,640
                                                                                    -------------
   Net change in unrealized appreciation (depreciation) on investments                  2,087,785
   Net change in unrealized appreciation (depreciation) on forward foreign
     exchange currency contracts                                                          (41,792)
                                                                                    -------------
     Net change in unrealized appreciation (depreciation)                               2,045,993
                                                                                    -------------
       NET REALIZED AND UNREALIZED GAIN                                                 8,747,633
                                                                                    -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $  14,890,402
                                                                                    =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE YEARS
                                                                              ENDED OCTOBER 31,
                                                                        ----------------------------
                                                                             2002           2001
                                                                        -------------   ------------
INCREASE IN NET ASSETS:
   Operations:
     Net investment income                                              $   6,142,769   $  3,012,376
     Net realized gain on investments and foreign
       exchange transactions                                                6,701,640      1,781,147
     Net change in unrealized appreciation (depreciation) on
       investments and forward foreign exchange
       currency contracts                                                   2,045,993      3,366,972
                                                                        -------------   ------------
     Net increase in net assets resulting from operations                  14,890,402      8,160,495
                                                                        -------------   ------------

   Dividends and distributions declared:
   From net investment income
     Class N                                                               (4,913,822)    (3,021,337)
     Class I                                                               (1,008,901)       (18,836)
   From net realized gains
     Class N                                                               (1,089,755)             -
     Class I                                                                 (130,529)             -
                                                                        -------------   ------------
       Total dividends and distributions declared:                         (7,143,007)    (3,040,173)
                                                                        -------------   ------------

   Capital stock transactions:
     Net proceeds from sales of capital stock                             254,116,541     72,576,077
     Net asset value of capital stock issued to shareholders in
       reinvestment of dividends and distributions                          5,425,821      2,560,392
     Net cost of capital stock redeemed                                   (95,484,028)   (14,084,978)
                                                                        -------------   ------------
       Net increase in net assets resulting from capital
         stock transactions                                               164,058,334     61,051,491
                                                                        -------------   ------------
       Total increase in net assets                                       171,805,729     66,171,813

NET ASSETS:
     Beginning of year                                                     97,911,794     31,739,981
                                                                        -------------   ------------
     END OF YEAR (including undistributed net investment
       income of $99,036 and $23,057, respectively)                     $ 269,717,523   $ 97,911,794
                                                                        =============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A CLASS N SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                              FOR THE YEARS ENDED OCTOBER 31,
                                             ------------------------------------------------------------------
                                                2002          2001          2000          1999          1998
                                             ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year           $    10.50    $     9.63    $     9.26    $     9.52    $     9.51
Income from investment operations:
   Net investment income                           0.37          0.51          0.60          0.48          0.45
   Net realized and unrealized gain (loss)         0.52          0.87          0.37         (0.26)         0.01

Less dividends and distributions:
   From net investment income                     (0.38)        (0.51)        (0.60)        (0.48)        (0.45)
   From net realized gains                        (0.12)            -             -             -             -
                                             ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                 $    10.89    $    10.50    $     9.63    $     9.26    $     9.52
                                             ==========    ==========    ==========    ==========    ==========

Total return                                       8.77%        14.84%        10.83%         2.43%         4.98%

Ratios/Supplemental data:
   Net assets, end of year (000's omitted)   $  229,106    $   94,712    $   31,740    $   11,789    $   12,594
   Expenses as a percentage of
     average net assets(1)                         0.65%         0.65%         0.65%         0.65%         0.65%
   Ratio of net investment income to
     average net assets                            3.88%         5.01%         6.25%         5.14%         4.48%
   Portfolio turnover rate                          458%          325%          327%          899%          305%

----------
(1) Had the expense payment agreement not
    been in place, the ratio of expenses
    to average net assets would have been
    as follows:                                    0.80%         0.92%         1.19%         1.19%         1.15%

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SELECTED PER SHARE DATA AND RATIOS FOR A CLASS I SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  FOR THE PERIOD
                                                                                  AUGUST 16, 2001
                                                              FOR THE            (COMMENCEMENT OF
                                                             YEAR ENDED         OPERATIONS) THROUGH
                                                          OCTOBER 31, 2002       OCTOBER 31, 2001
                                                          ----------------      -------------------
Net asset value, beginning of period                             $   10.50                $   10.25
Income from investment operations:
   Net investment income                                              0.42                     0.06
   Net realized and unrealized gain                                   0.49                     0.25

Less dividends and distributions:
   From net investment income                                        (0.39)                   (0.06)
   From net realized gains                                           (0.12)                       -
                                                                 ---------                ---------
Net asset value, end of period                                   $   10.90                $   10.50
                                                                 =========                =========

Total return                                                          9.09%                    3.08%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted)                     $  40,612                $   3,200
   Expenses as a percentage of average net assets(1)                  0.40%                    0.40%(2)
   Ratio of net investment income to average net assets               4.29%                    2.10%(2)
   Portfolio turnover rate                                             428%                     325%

----------
(1) Had the expense payment agreement not been in place,
    the ratio of expenses to average net assets would
    have been as follows:                                             0.55%                    0.62%(2)

(2) Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. BBH Inflation-Indexed Securities Fund, formerly The 59 Wall Street Inflation Indexed Securities Fund, (the "Fund" ) is a separate, diversified series of BBH Fund, Inc., formerly The 59 Wall Street Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. On February 20, 2001, the Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". Class I commenced operations on August 16, 2001. Class N and Class I shares have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of the Fund.

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

   A. VALUATION OF INVESTMENTS. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the -counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

      Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

   B. ACCOUNTING FOR INVESTMENTS. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

   C. FEDERAL INCOME TAXES. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net investment income or net realized gains. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax reclassifications. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

   D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the funds are determined using forward currency exchange rates supplied by a quotation service. A summary of obligations under open forward foreign currency exchange contracts at October 31, 2002 is as follows:

                                                                         UNREALIZED
                      CONTRACTS TO    CONTRACTS TO          DELIVER     APPRECIATION
      CURRENCY           DELIVER         RECEIVE              DATE     (DEPRECIATION)
      --------        ------------    ------------          -------    --------------
      CAD               6,727,601        4,202,165          11/8/02        $  20,687
      EUR               6,878,448        3,228,521          11/8/02          (27,706)
      GBP               2,483,150                -          11/8/02          (18,463)
      NZD               2,282,207                -          11/8/02          (43,043)
                                                                           ---------
                                                                           $ (68,525)
                                                                           =========

----------
      CAD   Canadian Dollar
      EUR   Euro
      GBP   British Pound
      NZD   New Zealand Dollar

   E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

   F. RECLASSIFICATION. Certain amounts in the prior years financial statements have been reclassified to conform with current year presentation.

2. TRANSACTIONS WITH AFFILIATES.

   INVESTMENT ADVISORY FEES. The Corporation has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

   ADMINISTRATIVE FEES. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. BBHTC has a sub-administration services agreement with BBH and Federated Services Company ("FSC") for which BBH and FSC receive such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the year ended October 31, 2002, the Fund incurred $154,728 for administrative services.

   CUSTODY FEES. The Corporation has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. Custody fees were reduced by $6,649 as a result of an expense arrangement with the Fund's custodian.

   SHAREHOLDER SERVICING/ELIGIBLE INSTITUTION AGREEMENT. The Corporation has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee calculated daily and paid monthly at an annual rate equivalent to 0.25% of Class N shares' average daily net assets.

   EXPENSE PAYMENT FEE. BBHTC pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of Class N shares' average daily net assets, and 0.40% of Class I shares' average daily net assets. For the year ended October 31, 2002, BBHTC incurred $1,013,560 in expenses, including investment advisory fees of $386,819, shareholder servicing/eligible institution fees specific to Class N of $324,847 and custody fees of $121,368 paid to BBH on behalf of the Fund. The Fund's expense payment fee agreement will terminate on October 31, 2008.

3. INVESTMENT TRANSACTIONS. For the year ended October 31, 2002, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $794,013,846 and $625,676,908, respectively.

4. CAPITAL STOCK. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as Class N shares of the Fund and 25,000,000 shares have been classified as Class I shares of the Fund Transactions in shares of capital stock were as follows:

                                             SHARES                                   AMOUNT

                                  FOR THE              FOR THE              FOR THE            FOR THE
                                YEAR ENDED           YEAR ENDED           YEAR ENDED         YEAR ENDED
                             OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2002   OCTOBER 31, 2001
                             ----------------     ----------------     ----------------   ----------------
CLASS N
Capital stock sold                 20,161,095            6,862,329        $ 214,875,480       $ 69,451,077
Capital stock issued in
   connection with re-
   investment of dividends            443,777              254,426            4,646,559          2,560,392
Capital stock redeemed             (8,598,300)          (1,390,507)         (90,699,353)       (14,084,978)
                                   ----------           ----------        -------------       ------------
Net increase                       12,006,572            5,726,248        $ 128,822,686       $ 57,926,491
                                   ==========           ==========        =============       ============

                                                FOR THE PERIOD FROM                      FOR THE PERIOD FROM
                                                  AUGUST 16, 2001                          AUGUST 16, 2001
                                  FOR THE         (COMMENCEMENT OF          FOR THE       (COMMENCEMENT OF
                                 YEAR ENDED     OPERATIONS) THROUGH        YEAR ENDED    OPERATIONS) THROUGH
                             OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2002   OCTOBER 31, 2001
                             ----------------   -------------------    ----------------  -------------------
CLASS I
Capital stock sold                  3,813,668              304,796         $ 39,241,061       $  3,125,000
Capital stock issued in
   connection with re-
   investment of dividends             74,152                    -              779,262                  -
Capital stock redeemed               (467,496)                   -           (4,784,675)                 -
                                    ---------              -------         ------------       ------------
Net increase                        3,420,324              304,796         $ 35,235,648       $  3,125,000
                                    =========              =======         ============       ============

5. CHANGE IN ACCOUNTING POLICY. The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies as revised, effective for its year beginning November 1, 2001. As required the Fund began amortizing premiums and discounts on debt securities using the effective yield method. Prior to this date the Fund amortized premiums and discounts on debt securities using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but as shown below resulted in a $28,017 decrease in unrealized appreciation and a corresponding increase in undistributed net investment income based on securities held as of October 31, 2001.

                   UNREALIZED                      UNDISTRIBUTED
                  APPRECIATION                 NET INVESTMENT INCOME
                  ------------                 ---------------------
                   (28,017)                          28,017

   The effect of this change for the year ended October 31, 2002 was to make the following reclassifications:

                    INTEREST        NET REALIZED       UNREALIZED
                     INCOME             GAIN          APPRECIATION
                    --------        ------------      ------------
                     35,617           (62,265)           26,648

INDEPENDENT AUDITORS' REPORT

BOARD OF DIRECTORS AND SHAREHOLDER
BBH INFLATION-INDEXED SECURITIES FUND (A SERIES OF BBH FUND, INC.):

We have audited the accompanying statement of assets and liabilities of BBH Inflation-Indexed Securities Fund, formerly The 59 Wall Street Inflation-Indexed Securities Fund, Inc. (a series of BBH Fund, Inc., formerly The 59 Wall Street Fund, Inc.), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Inflation-Indexed Securities Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 20, 2002

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

U.S. Treasury Inflation-Indexed Securities (TIPS) produced double-digit returns in the fiscal year ended October 31, 2002. The returns were much higher than were expected at the start of the year. TIPS outperformed almost every other asset class, by a wide margin, for the representative reporting period. The strong absolute returns were a function of falling real yields. Real yields fell, as expectations of future economic growth fell and inflation coming in stronger than expected. Since actual inflation is added to the principal value of TIPS, the higher than expected inflation serves to boast TIPS' returns. The asset class also benefited from a market that was looking to lower its risk exposure. Since TIPS do not have credit or inflation risk they are a perfect asset for a market looking to lower its risk exposure.

The BBH Inflation-Indexed Securities Fund (the "Fund") I-shares returned 9.09%, and the N-shares returned 8.77% for the period ended October 31, 2002(1). The Fund's Class I-shares outperformed the benchmark, the Salomon Inflation-Indexed Security Index ("SIIS"), which returned 8.96% for the reporting period(2). The Class N-shares were slightly behind the benchmark. The Fund's performance came from correct duration(3) and yield curve positioning. The Fund also took advantage of the imbalance in supply and demand. Demand for the asset class was overwhelming during the reporting period. By managing the Fund and seeing the cash inflows, which averaged 2-3 million a day, the Fund was able to correctly anticipate the impact on TIPS' prices in the marketplace.

As the new fiscal year begins, inflation-indexed securities still look very attractive versus nominal bonds based on a break-even inflation. On an absolute basis TIPS do not look attractive with real yields at historically low levels, but the asset class' liquidity and acceptance by investors are increasing. One trend that is increasing in the market is the growing preference for riskier assets. If this trend continues, the inflation-indexed security market could come under pressure and the strong outperformance of TIPS versus all other asset classes could come to an end.

----------
(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The SIIS Index is an unmanaged measure of debentures with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investments cannot be made in an index.

(3) Duration is a measure of a security's price sensitivity to changes in interests.

       GROWTH OF $10,000 INVESTED IN BBH INFLATION-INDEXED SECURITIES FUND

The graph below illustrates the hypothetical investment of $10,000(1) in the Fund from July 23, 1992 to October 31, 2002 as compared to the SIIS and the 3-year Treasury.

[CHART]

                             TOTAL RETURN
----------------------------------------------------------------
               ONE YEAR            FIVE YEARS         INCEPTION
                ENDED                ENDED           TO 10/31/02
               10/31/02             10/31/02        (ANNUALIZED)
----------------------------------------------------------------
Class N         8.77%                8.28%              6.37%
Class I         9.09%                   -              10.15%
-----------------------------------------------------------------

(inception of Portfolio)

            INFLATION-INDEXED SECURITIES FUND*                       SIIS        3YR TREAS
 6/30/92                                        $ 10,000                          $ 10,000
 7/31/92                                        $  9,950                          $  9,972
 8/31/92                                        $ 10,060                          $ 10,095
 9/30/92                                        $ 10,191                          $ 10,216
10/31/92                                        $ 10,049                          $ 10,114
11/30/92                                        $  9,989                          $ 10,066
12/31/92                                        $ 10,109                          $ 10,186
 1/31/93                                        $ 10,313                          $ 10,347
 2/28/93                                        $ 10,467                          $ 10,478
 3/31/93                                        $ 10,485                          $ 10,518
 4/30/93                                        $ 10,568                          $ 10,598
 5/31/93                                        $ 10,526                          $ 10,547
 6/30/93                                        $ 10,650                          $ 10,664
 7/31/93                                        $ 10,671                          $ 10,682
 8/31/93                                        $ 10,791                          $ 10,805
 9/30/93                                        $ 10,823                          $ 10,840
10/31/93                                        $ 10,839                          $ 10,857
11/30/93                                        $ 10,804                          $ 10,842
12/31/93                                        $ 10,817                          $ 10,890
 1/31/94                                        $ 10,916                          $ 10,969
 2/28/94                                        $ 10,797                          $ 10,853
 3/31/94                                        $ 10,627                          $ 10,733
 4/30/94                                        $ 10,533                          $ 10,654
 5/31/94                                        $ 10,538                          $ 10,659
 6/30/94                                        $ 10,539                          $ 10,674
 7/31/94                                        $ 10,667                          $ 10,788
 8/31/94                                        $ 10,691                          $ 10,822
 9/30/94                                        $ 10,605                          $ 10,741
10/31/94                                        $ 10,596                          $ 10,767
11/30/94                                        $ 10,531                          $ 10,694
12/31/94                                        $ 10,561                          $ 10,717
 1/31/95                                        $ 10,714                          $ 10,902
 2/28/95                                        $ 10,899                          $ 11,089
 3/31/95                                        $ 10,952                          $ 11,150
 4/30/95                                        $ 11,072                          $ 11,269
 5/31/95                                        $ 11,348                          $ 11,547
 6/30/95                                        $ 11,412                          $ 11,603
 7/31/95                                        $ 11,413                          $ 11,620
 8/31/95                                        $ 11,507                          $ 11,699
 9/30/95                                        $ 11,584                          $ 11,762
10/31/95                                        $ 11,683                          $ 11,889
11/30/95                                        $ 11,807                          $ 12,026
12/31/95                                        $ 11,911                          $ 12,143
 1/31/96                                        $ 11,995                          $ 12,253
 2/29/96                                        $ 11,901                          $ 12,149
 3/31/96                                        $ 11,837                          $ 12,098
 4/30/96                                        $ 11,798                          $ 12,064
 5/31/96                                        $ 11,791                          $ 12,067
 6/30/96                                        $ 11,893                          $ 12,176
 7/31/96                                        $ 11,926                          $ 12,213
 8/31/96                                        $ 11,933                          $ 12,239
 9/30/96                                        $ 12,066                          $ 12,387
10/31/96                                        $ 12,253                          $ 12,575
11/30/96                                        $ 12,383                          $ 12,699
12/31/96                                        $ 12,325                          $ 12,652
 1/31/97                                        $ 12,383                          $ 12,708
 2/28/97                                        $ 12,392         $ 12,392         $ 12,718
 3/31/97                                        $ 12,259         $ 12,222         $ 12,675
 4/30/97                                        $ 12,351         $ 12,307         $ 12,798
 5/31/97                                        $ 12,384         $ 12,372         $ 12,890
 6/30/97                                        $ 12,372         $ 12,333         $ 13,000
 7/31/97                                        $ 12,498         $ 12,448         $ 13,208
 8/31/97                                        $ 12,506         $ 12,487         $ 13,183
 9/30/97                                        $ 12,527         $ 12,511         $ 13,328
10/31/97                                        $ 12,670         $ 12,647         $ 13,448
11/30/97                                        $ 12,723         $ 12,714         $ 13,473
12/31/97                                        $ 12,607         $ 12,656         $ 13,581
 1/31/98                                        $ 12,701         $ 12,720         $ 13,764
 2/28/98                                        $ 12,701         $ 12,709         $ 13,739
 3/31/98                                        $ 12,711         $ 12,702         $ 13,786
 4/30/98                                        $ 12,840         $ 12,747         $ 13,841
 5/31/98                                        $ 12,888         $ 12,830         $ 13,922
 6/30/98                                        $ 12,943         $ 12,866         $ 13,998
 7/31/98                                        $ 12,986         $ 12,926         $ 14,072
 8/31/98                                        $ 13,017         $ 12,948         $ 14,397
 9/30/98                                        $ 13,259         $ 13,226         $ 14,616
10/31/98                                        $ 13,301         $ 13,249         $ 14,670
11/30/98                                        $ 13,262         $ 13,241         $ 14,620
12/31/98                                        $ 13,196         $ 13,153         $ 14,637
 1/31/99                                        $ 13,373         $ 13,311         $ 14,719
 2/28/99                                        $ 13,256         $ 13,218         $ 14,525
 3/31/99                                        $ 13,290         $ 13,224         $ 14,636
 4/30/99                                        $ 13,381         $ 13,298         $ 14,680
 5/31/99                                        $ 13,467         $ 13,401         $ 14,602
 6/30/99                                        $ 13,495         $ 13,399         $ 14,653
 7/31/99                                        $ 13,510         $ 13,398         $ 14,679
 8/31/99                                        $ 13,521         $ 13,424         $ 14,712
 9/30/99                                        $ 13,580         $ 13,471         $ 14,814
10/31/99                                        $ 13,624         $ 13,499         $ 14,833
11/30/99                                        $ 13,727         $ 13,583         $ 14,861
12/31/99                                        $ 13,653         $ 13,467         $ 14,845
 1/31/00                                        $ 13,713         $ 13,545         $ 14,798
 2/29/00                                        $ 13,818         $ 13,675         $ 14,913
 3/31/00                                        $ 14,283         $ 14,069         $ 15,049
 4/30/00                                        $ 14,478         $ 14,245         $ 15,058
 5/31/00                                        $ 14,433         $ 14,206         $ 15,112
 6/30/00                                        $ 14,617         $ 14,386         $ 15,314
 7/31/00                                        $ 14,710         $ 14,504         $ 15,420
 8/31/00                                        $ 14,818         $ 14,612         $ 15,565
 9/30/00                                        $ 14,911         $ 14,698         $ 15,700
10/31/00                                        $ 15,099         $ 14,873         $ 15,804
11/30/00                                        $ 15,319         $ 15,084         $ 16,019
12/31/00                                        $ 15,474         $ 15,230         $ 16,281
 1/31/01                                        $ 15,775         $ 15,567         $ 16,491
 2/28/01                                        $ 16,062         $ 15,825         $ 16,641
 3/31/01                                        $ 16,174         $ 15,972         $ 16,814
 4/30/01                                        $ 16,302         $ 16,065         $ 16,771
 5/31/01                                        $ 16,496         $ 16,255         $ 16,856
 6/30/01                                        $ 16,496         $ 16,237         $ 16,922
 7/31/01                                        $ 16,741         $ 16,493         $ 17,219
 8/31/01                                        $ 16,791         $ 16,530         $ 17,371
 9/30/01                                        $ 16,906         $ 16,640         $ 17,756
10/31/01                                        $ 17,339         $ 17,048         $ 18,030
11/30/01                                        $ 16,941         $ 16,598         $ 17,866
12/31/01                                        $ 16,776         $ 16,437         $ 17,781
 1/31/02                                        $ 16,824         $ 16,499         $ 17,867
 2/28/02                                        $ 17,077         $ 16,772         $ 18,012
 3/31/02                                        $ 16,962         $ 16,669         $ 17,738
 4/30/02                                        $ 17,366         $ 17,123         $ 18,042
 5/31/02                                        $ 17,630         $ 17,395         $ 18,186
 6/30/02                                        $ 17,868         $ 17,647         $ 18,389
 7/31/02                                        $ 18,177         $ 17,953         $ 18,761
 8/31/02                                        $ 18,882         $ 18,606         $ 18,996
 9/30/02                                        $ 19,403         $ 19,080         $ 19,323
10/31/02                                        $ 18,862         $ 18,575         $ 19,322

* net of fees and expenses

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, contact the Fund at 1-800-625-5759. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

----------
(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The SIIS has been adjusted to reflect reinvestment of dividends on securities in the index. The SIIS is not adjusted to reflect sales, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.

ADDITIONAL FEDERAL TAX INFORMATION

(UNAUDITED)


The Fund hereby designates $158,028 as an approximate amount of capital gain dividend for the purpose of the dividends paid deduction.

In January 2003 the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2002. Shareholders should use the information on Form 1099 for their income tax returns.

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

DIRECTORS AND OFFICERS OF BBH INFLATION-INDEXED SECURITIES FUND

(UNAUDITED)

Information about the Corporation's Directors appears below. Part B to the Registration Statement of BBH Inflation Indexed Securities Fund includes additional information about the Corporation's Directors and is available upon request without charge through your financial advisor.

                                           TERM OF                                                 NUMBER OF
                                           OFFICE#                                                 FUNDS
                                           AND                                                     IN FUND        OTHER
NAME,                    POSITION(S)       LENGTH                                                  COMPLEX        DIRECTORSHIPS
ADDRESS,                 HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN       HELD BY
AND AGE                  CORPORATION       SERVED       DURING PAST 5 YEARS                        BY DIRECTOR^   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS

Joseph V. Shields Jr.*   Chairman of       Since        Managing Director, Chairman and Chief      12             None
(aged 63)-               the Board,        1990         Executive Officer of Shields & Company
Shields & Company,       and Director                   (registered broker-dealer and member of
140 Broadway,                                           New York Stock Exchange); Chairman of
New York, NY 10005                                      Capital Management Associates, Inc.
                                                        (registered investment adviser); Vice
                                                        Chairman and Trustee of New York Racing
                                                        Association; Director of Flowers
                                                        Industries, Inc. (diversified food
                                                        company).

"INDEPENDENT"
DIRECTORS

Eugene P. Beard          Director          Since        Vice Chairman-Finance/Operations and CFO   12             Director of
(aged 66)-                                 1993         (May 1995 - February 2000) and Special                    Old Westbury
The Interpublic Group                                   Advisor (March 2000 - Present), The                       Funds (5)
of Companies, Inc.,                                     Interpublic Group of Companies, Inc.
20 Marshall Street,
Suite 210,
S. Norwalk, CT 06854

Richard Carpenter        Director          Since        Retired; Director of Investments,          12             None
(aged 68)-                                 1999         Pennsylvania Public School Employees'
10820 North                                             Retirement System (until December 1997).
La Quinta Drive,
Tucson, AZ 85737

Clifford A. Clark        Director          Since        Retired.                                   12             None
(aged 71)-                                 1999
42 Clowes Drive,
Falmouth, MA 02540

                                       18

                                           TERM OF                                                 NUMBER OF
                                           OFFICE#                                                 FUNDS
                                           AND                                                     IN FUND        OTHER
NAME,                    POSITION(S)       LENGTH                                                  COMPLEX        DIRECTORSHIPS
ADDRESS,                 HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN       HELD BY
AND AGE                  CORPORATION       SERVED       DURING PAST 5 YEARS                        BY DIRECTOR^   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
David P. Feldman         Director          Since        Retired; Chairman and CEO of AT&T          12             Director of
(aged 62)-                                 1990         Investment Management Corporation (until                  Dreyfus
3 Tall Oaks Drive,                                      May 1997); Director of Jeffrey Co. (1992                  Mutual Funds
Warren, NJ 07059                                        to present); Director of QMED (1999 to                    (59 Funds)
                                                        present).

J. Angus Ivory           Director          Since        Retired; Director of Brown Brothers        12             None
(aged 69)-                                 1999         Harriman Ltd. (subsidiary of Brown
Greenway Farm,                                          Brothers Harriman & Co.) (until December
Tockenham, Swindon,                                     2001); Director of Old Daily Equity Fund
Wiltshire, SN4 7PP                                      Saddlery (1992 to present); Advisor, RAF
England                                                 Central Fund (1992 to present).

Alan G. Lowy             Director          Since        Private Investor.                          12             None
(aged 62)-                                 1993
4111 Clear Valley
Drive,
Encino, CA 91436

Arthur D.                Director          Since        Retired; Executive Vice President and      12             None
Miltenberger                               1992         Chief Financial Officer of Richard K.
(aged 63)-                                              Mellon and Sons (private foundation
Richard K. Mellon &                                     until June 1998); Vice President and
Sons, P.O. Box RKM,                                     Treasurer of Richard King Mellon
Ligonier, PA 15658                                      Foundation (until June 1998); Trustee,
                                                        R.K. Mellon Family Trusts (since 1981);
                                                        General Partner, Mellon Family
                                                        Investment Company IV, V and VI;
                                                        Director of Aerostructures Corporation
                                                        (aircraft manufacturer) (since 1996).

                                       19

                                           TERM OF                                                 NUMBER OF
                                           OFFICE#                                                 FUNDS
                                           AND                                                     IN FUND        OTHER
NAME,                    POSITION(S)       LENGTH                                                  COMPLEX        DIRECTORSHIPS
ADDRESS,                 HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN       HELD BY
AND AGE                  CORPORATION       SERVED       DURING PAST 5 YEARS                        BY DIRECTOR^   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Christopher H.A.         President         Since        President of BBH Common Settlement Fund,   N/A            N/A
Cecil**                                    2002         Inc., BBH Common Settlement Fund II,
(aged 38)-                                              Inc., BBH Fund, Inc. and the BBH
140 Broadway,                                           Portfolios (since October 2002).
New York, NY 10005                                      Managing Director of the Brown Brothers
                                                        Harriman Trust Co., LLC (since January
                                                        2002), Proprietary Products Unit (since
                                                        October 2002), Investment Management
                                                        Services (since October 2001).

Michael D. Martins       Vice President,   Since        Vice President, Treasurer, Principal       N/A            N/A
(aged 36)-               Treasurer,        2002         Accounting Officer and Principal
140 Broadway,            Principal                      Financial Officer of BBH Common
New York, NY 10005       Accounting                     Settlement Fund, Inc., BBH Common
                         Officer and                    Settlement Fund II, Inc., BBH Fund, Inc.
                         Principal                      and the BBH Portfolios (since August
                         Financial                      2002); Vice President (since April 2002)
                         Officer                        and Assistant Vice President (since
                                                        December 1996) of BBH & Co.

Gail C. Jones            Secretary         Since        Secretary of BBH Common Settlement Fund,   N/A            N/A
(aged 49)-                                 2002         Inc., BBH Common Settlement Fund II,
1001 Liberty Avenue,                                    Inc., BBH Fund, Inc. and the BBH
Pittsburgh, PA                                          Portfolios (since August 2002); Counsel,
15222-3779                                              ReedSmith, LLP (since October 2002);
                                                        Corporate Counsel January 1997 to
                                                        September 2002 and Vice President
                                                        January 1999 to September 2002 of
                                                        Federated Services Company.

Peter J. Germain         Vice President    Since        Vice President of BBH Common Settlement    N/A            N/A
(aged 43)-                                 2002         Fund, Inc., BBH Common Settlement Fund
1001 Liberty Avenue,                                    II, Inc., BBH Fund, Inc. and the BBH
Pittsburgh, PA                                          Portfolios (since August 2002); Senior
15222-3779                                              Vice President, Federated Services
                                                        Company (since November 1997).

                                       20

                                           TERM OF                                                 NUMBER OF
                                           OFFICE#                                                 FUNDS
                                           AND                                                     IN FUND        OTHER
NAME,                    POSITION(S)       LENGTH                                                  COMPLEX        DIRECTORSHIPS
ADDRESS,                 HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN       HELD BY
AND AGE                  CORPORATION       SERVED       DURING PAST 5 YEARS                        BY DIRECTOR^   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Judith J. Mackin         Vice President    Since        Vice President of BBH Common Settlement    N/A            N/A
(aged 42)-                                 2002         Fund, Inc., BBH Common Settlement Fund
1001 Liberty Avenue,                                    II, Inc., BBH Fund, Inc. and the BBH
Pittsburgh, PA                                          Portfolios (since August 2002); Vice
15222-3779                                              President of Federated Services Company
                                                        (since November 1997).

Victor Siclari           Assistant         Since        Assistant Secretary of BBH Common          N/A            N/A
(aged 39)-               Secretary         2002         Settlement Fund, Inc., BBH Common
1001 Liberty Avenue,                                    Settlement Fund II, Inc., BBH Fund, Inc.
Pittsburgh, PA                                          and the BBH Portfolios (since August
15222-3779                                              2002); Partner, ReedSmith, LLP (since
                                                        October 2002); Vice President (March
                                                        1996 to September 2002) and Senior
                                                        Corporate Counsel (July 1998 to
                                                        September 2002) of Federated Investors,
                                                        Inc.

Nancy D. Osborn          Assistant         Since        Assistant Secretary of BBH Common          N/A            N/A
(aged 36)-               Secretary         2002         Settlement Fund, Inc., BBH Common
140 Broadway,                                           Settlement Fund II, Inc., BBH Fund, Inc.
New York, NY 10005                                      and the BBH Portfolios (since August
                                                        2002); Associate, BBH & Co. (since April
                                                        1996).

John C. Smith            Assistant         Since        Assistant Treasurer of BBH Common          N/A            N/A
(age 37)-                Treasurer         2002         Settlement Fund, Inc., BBH Common
140 Broadway,                                           Settlement Fund II, Inc., BBH Fund, Inc.
New York, NY 10005                                      and the BBH Portfolios (since August
                                                        2002); Assistant Vice President (since
                                                        September 2001), Associate (September
                                                        2000 - August 2001) and Senior Analyst
                                                        (June 1999 - August 2000) of BBH & Co.;
                                                        Manager, Fund Administration, State
                                                        Street Bank and Trust Company (June 1997
                                                        - May 1999).

Gregory Lomakin          Assistant         Since        Assistant Treasurer of BBH Common          N/A            N/A
(aged 37)-               Treasurer         2002         Settlement Fund, Inc., BBH Common
140 Broadway,                                           Settlement Fund II, Inc., BBH Fund, Inc.
New York, NY 10005                                      and the BBH Portfolios (since August
                                                        2002); Assistant Vice President (since
                                                        September 2001), and Associate (May 1992
                                                        - April 1998).

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^ The Fund complex consists of the Corporation, BBH Trust, BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The Corporation, which has eight series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

* Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer. Effective November 8, 2002, Mr. Shields is no longer an "interested person" of the Company.

** Prior to November 8, 2002, Timothy J. Connelly served as President of the Corporation.

INVESTMENT ADVISER AND ADMINISTRATOR
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

SHAREHOLDER SERVICING AGENT
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005
(800) 625-5759

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                    Call 1-800-575-1265
By E-mail send your request to:  bbhfunds@bbh.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

                         [BROWN BROTHERS HARRIMAN LOGO]

[BROWN BROTHERS HARRIMAN LOGO]


ANNUAL REPORT
OCTOBER 31, 2002


BBH INTERNATIONAL EQUITY FUND

BBH INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    SHARES                                                                 VALUE
    ------                                                                 -----
             COMMON STOCKS (95.8%)
             AUSTRALIA (2.5%)
             FINANCE
    56,555   National Australia Bank, Ltd.                             $   1,078,709
                                                                       -------------

             HEALTH CARE
   282,774   Ansell, Ltd*                                                  1,109,463
                                                                       -------------

             MATERIALS
   113,868   BHP Billiton, Ltd.                                              612,321
    22,774   BHP Steel, Ltd.                                                  37,663
                                                                       -------------
                                                                             649,984
                                                                       -------------
             TOTAL AUSTRALIA                                               2,838,156
                                                                       -------------

             FINLAND (1.0%)
             INFORMATION TECHNOLOGY
    66,651   Nokia Oyj                                                     1,128,948
                                                                       -------------
             TOTAL FINLAND                                                 1,128,948
                                                                       -------------

             FRANCE (9.1%)
             CONSUMER DISCRETIONARY
    51,743   Accor SA                                                      1,832,078
                                                                       -------------

             ENERGY
    28,623   Total Fina Elf SA                                             3,932,288
                                                                       -------------

             FINANCE
    38,933   BNP Paribas SA                                                1,548,085
                                                                       -------------

             HEALTH CARE
     4,383   Aventis SA                                                      261,680
     3,811   Sanofi-Synthelabo SA                                            232,423
                                                                       -------------
                                                                             494,103
                                                                       -------------

             INFORMATION TECHNOLOGY
    57,572   STMicroelectronics NV                                         1,132,441
                                                                       -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        2

    SHARES                                                                 VALUE
    ------                                                                 -----
             UTILITIES
    82,461   Suez SA                                                   $   1,445,606
                                                                       -------------
             TOTAL FRANCE                                                 10,384,601
                                                                       -------------

             GERMANY (1.9%)
             FINANCE
     4,630   Muenchener Rueckversicherungs-Gesellschaft AG                   594,467
                                                                       -------------

             UTILITIES
    35,907   E.On AG                                                       1,620,684
                                                                       -------------
             TOTAL GERMANY                                                 2,215,151
                                                                       -------------

             HONG KONG (3.3%)
             CONSUMER DISCRETIONARY
 2,898,000   Brilliance China Automotive Holdings, Ltd.                      345,559
   362,000   Li & Fung, Ltd.                                                 357,389
                                                                       -------------
                                                                             702,948
                                                                       -------------

             FINANCE
   137,000   Sun Hung Kai Properties, Ltd.                                   853,687
                                                                       -------------

             INDUSTRIALS
   203,000   Hutchison Whampoa, Ltd.                                       1,249,335
                                                                       -------------

             TELECOMMUNICATIONS
   397,500   China Mobile (Hong Kong), Ltd.*                                 978,543
                                                                       -------------
             TOTAL HONG KONG                                               3,784,513
                                                                       -------------

             INDIA (0.7%)
             INFORMATION TECHNOLOGY
    11,159   Infosys Technologies, Ltd. ADR                                  798,426
                                                                       -------------
             TOTAL INDIA                                                     798,426
                                                                       -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL STATEMENT OCTOBER 31, 2002

                                        3

    SHARES                                                                 VALUE
    ------                                                                 -----
             IRELAND (5.7%)
             FINANCE
   197,639   Allied Irish Banks, Plc.                                  $   2,732,774
   276,322   Anglo Irish Bank Corp., Plc.                                  1,844,868
    64,525   Bank of Ireland                                                 713,755
   104,001   Irish Life & Permanent, Plc.                                  1,193,567
                                                                       -------------
             TOTAL IRELAND                                                 6,484,964
                                                                       -------------

             ITALY (9.8%)
             ENERGY
   250,512   ENI SpA                                                       3,468,803
   126,774   Saipem SpA                                                      683,637
                                                                       -------------
                                                                           4,152,440
                                                                       -------------

             FINANCE
    71,798   Banca Fideuram SpA                                              336,120
    96,918   Mediolanum SpA                                                  535,081
   174,663   Riunione Adriatica di Sicurta SpA (RAS)                       2,170,124
                                                                       -------------
                                                                           3,041,325
                                                                       -------------

             TELECOMMUNICATIONS
   300,691   Telecom Italia Mobile SpA                                     1,392,824
   320,885   Telecom Italia SpA                                            2,541,715
                                                                       -------------
                                                                           3,934,539
                                                                       -------------
             TOTAL ITALY                                                  11,128,304
                                                                       -------------

             JAPAN (21.4%)
             CONSUMER DISCRETIONARY
    20,000   Ito-Yokado Co., Ltd.                                            622,530
    56,000   Matsushita Electric Industrial Co., Ltd.                        585,895
    11,100   Nintendo Co., Ltd.                                            1,067,264
   227,000   Nissan Motor Co., Ltd.                                        1,740,534
    10,400   Oriental Land Co., Ltd.                                         596,586
    35,100   Sony Corp.                                                    1,507,248

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        4

    SHARES                                                                 VALUE
    ------                                                                 -----
    72,800   Toyota Motor Corp.                                        $   1,767,724
                                                                       -------------
                                                                           7,887,781
                                                                       -------------

             CONSUMER STAPLES
    60,000   Kao Corp.                                                     1,368,914
   134,000   Kirin Brewery Co., Ltd.                                         827,639
    95,000   Shiseido Co., Ltd.                                            1,054,309
                                                                       -------------
                                                                           3,250,862
                                                                       -------------

             FINANCE
    41,500   Credit Saison Co., Ltd.                                         818,334
       253   Mizuho Holdings, Inc.                                           383,443
     8,600   Orix Corp.                                                      485,622
   178,000   Sumitomo Mitsui Banking Corp.                                   735,351
        20   Prospect Japan Fund*                                                164
                                                                       -------------
                                                                           2,422,914
                                                                       -------------

             HEALTH CARE
    30,400   Eisai Co., Ltd.                                                 655,189
    43,000   Takeda Chemical Industries, Ltd.                              1,783,418
                                                                       -------------
                                                                           2,438,607
                                                                       -------------

             INDUSTRIALS
    38,000   Dai Nippon Printing Co., Ltd.                                   387,663
   107,000   Mitsubishi Heavy Industries, Ltd.                               226,686
   123,000   Nippon Express Co., Ltd.                                        501,120
     4,500   SMC Corp.                                                       355,673
   230,000   Sumitomo Corp.                                                  995,152
   114,000   Tokyu Corp.                                                     399,430
                                                                       -------------
                                                                           2,865,724
                                                                       -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        5

    SHARES                                                                 VALUE
    ------                                                                 -----
             INFORMATION TECHNOLOGY
    45,000   Canon, Inc.                                               $   1,657,364
    11,300   Hoya Corp.                                                      774,357
    57,000   NEC Corp.                                                       209,004
                                                                       -------------
                                                                           2,640,725
                                                                       -------------

             MATERIALS
   174,000   Mitsubishi Materials Corp.                                      187,150
    12,900   Shin-Etsu Chemical Co., Ltd.                                    397,328
   130,000   Sumitomo Chemical Co., Ltd.                                     388,755
                                                                       -------------
                                                                             973,233
                                                                       -------------

             TELECOMMUNICATIONS
        97   Nippon Telegraph & Telephone Corp.                              354,883
       368   NTT DoCoMo, Inc.                                                677,677
                                                                       -------------
                                                                           1,032,560
                                                                       -------------

             UTILITIES
    42,500   Tokyo Electric Power Co., Inc.                                  784,376
                                                                       -------------
             TOTAL JAPAN                                                  24,296,782
                                                                       -------------

             NETHERLANDS (3.1%)
             CONSUMER DISCRETIONARY
    53,264   Koninklijke (Royal) Philips Electronics NV                      952,172
                                                                       -------------

             CONSUMER STAPLES
    57,519   Heineken NV                                                   2,304,727
                                                                       -------------

             INFORMATION TECHNOLOGY
    32,642   ASML Holding NV                                                 280,721
                                                                       -------------
             TOTAL NETHERLANDS                                             3,537,620
                                                                       -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        6

    SHARES                                                                 VALUE
    ------                                                                 -----
             SINGAPORE (1.2%)
             FINANCE
   759,126   Capitaland, Ltd.                                          $     549,905
   113,868   Oversea-Chinese Banking Corp., Ltd.                             670,191
                                                                       -------------
                                                                           1,220,096
                                                                       -------------

             TELECOMMUNICATIONS
   204,964   Singapore Telecommunications, Ltd.                              167,033
                                                                       -------------
             TOTAL SINGAPORE                                               1,387,129
                                                                       -------------

             SOUTH KOREA (0.5%)
             MATERIALS
    22,774   Pohang Iron & Steel Co., Ltd. (POSCO) ADR                       526,763
                                                                       -------------
             TOTAL SOUTH KOREA                                               526,763
                                                                       -------------

             SPAIN (4.6%)
             FINANCE
   150,050   Banco Bilbao Vizcaya Argentaria SA                            1,425,654
    17,460   Banco Popular Espanol SA                                        745,646
   172,542   Banco Santander Central Hispano SA                            1,054,845
                                                                       -------------
                                                                           3,226,145
                                                                       -------------

             INDUSTRIALS
    31,504   Grupo Ferrovial SA                                              731,201
                                                                       -------------

             TELECOMMUNICATIONS
   128,324   Telefonica SA                                                 1,214,161
                                                                       -------------
             TOTAL SPAIN                                                   5,171,507
                                                                       -------------

             SWEDEN (2.1%)
             CONSUMER DURABLES
    83,742   Electrolux AB                                                 1,266,885
                                                                       -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        7

    SHARES                                                                 VALUE
    ------                                                                 -----
             INDUSTRIALS
    51,620   Atlas Copco AB                                            $   1,078,694
                                                                       -------------
             TOTAL SWEDEN                                                  2,345,579
                                                                       -------------

             SWITZERLAND (6.3%)
             CONSUMER STAPLES
     5,797   Nestle SA Registered                                          1,239,529
                                                                       -------------

             FINANCE
     6,073   Converium Holding AG                                            244,528
    56,752   UBS AG Registered                                             2,697,273
                                                                       -------------
                                                                           2,941,801
                                                                       -------------

             HEALTH CARE
    70,903   Novartis AG Registered                                        2,696,824
       395   Synthes-Stratec, Inc.                                           238,302
                                                                       -------------
                                                                           2,935,126
                                                                       -------------
             TOTAL SWITZERLAND                                             7,116,456
                                                                       -------------

             UNITED KINGDOM (22.6%)
             CONSUMER DISCRETIONARY
    49,343   British Sky Broadcasting Group, Plc.*                           465,527
   221,676   Compass Group, Plc.                                             981,592
   154,560   Pearson, Plc.                                                 1,647,873
   119,182   Reed Elsevier, Plc.                                           1,051,761
                                                                       -------------
                                                                           4,146,753
                                                                       -------------

             CONSUMER STAPLES
   159,658   Diageo, Plc.                                                  1,798,320
    25,051   Reckitt Benckiser, Plc.                                         454,282
    37,956   Unilever, Plc.                                                  374,711
                                                                       -------------
                                                                           2,627,313
                                                                       -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        8

    SHARES                                                                 VALUE
    ------                                                                 -----
             ENERGY
   301,222   BP Amoco, Plc.                                            $   1,930,691
   185,683   Shell Transport & Trading Co., Plc.                           1,192,318
                                                                       -------------
                                                                           3,123,009
                                                                       -------------

             FINANCE
   243,299   Lloyds TSB Group, Plc.                                        2,091,921
    82,746   Royal Bank of Scotland Group, Plc.                            1,945,527
                                                                       -------------
                                                                           4,037,448
                                                                       -------------

             HEALTH CARE
   124,909   GlaxoSmithKline, Plc.                                         2,382,297
    45,169   Shire Pharmaceuticals Group, Plc.*                              363,655
   168,525   Smith & Nephew, Plc.                                          1,001,130
                                                                       -------------
                                                                           3,747,082
                                                                       -------------

             INDUSTRIALS
   196,617   BAA, Plc.                                                     1,753,553
   244,757   EasyJet, Plc.*                                                1,281,806
    75,002   Exel, Plc.                                                      770,337
                                                                       -------------
                                                                           3,805,696
                                                                       -------------

             MATERIALS
    88,096   Rio Tinto, Plc.                                               1,590,671
                                                                       -------------

             TELECOMMUNICATIONS
   253,627   BT Group, Plc.                                                  719,639
   469,977   mm02, Plc.*                                                     352,663
   971,226   Vodafone Group, Plc.                                          1,560,071
                                                                       -------------
                                                                           2,632,373
                                                                       -------------
             TOTAL UNITED KINGDOM                                         25,710,345
                                                                       -------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        9

TOTAL INVESTMENTS, (IDENTIFIED COST $125,412,140)(a)           95.8%   $ 108,855,244
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES                  4.2        4,735,042
                                                              ------   -------------
NET ASSETS                                                    100.0%   $ 113,590,286
                                                              ======   =============

*   Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $125,412,140, the aggregate gross unrealized appreciation is $3,292,128, and the aggregate gross unrealized depreciation is $19,849,024, resulting in net unrealized depreciation of $16,556,896.

    ADR - American Depositary Receipt.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

ASSETS:
  Investments in securities at value (identified cost $125,412,140)                   $ 108,855,244
  Cash                                                                                    4,645,911
  Receivables for:
    Capital stock sold                                                                      126,571
    Dividends                                                                                17,574
                                                                                      -------------
       TOTAL ASSETS                                                                     113,645,300
                                                                                      -------------

LIABILITIES:
  Payables for:
    Shareholder servicing/eligible institution fees                                          19,578
    Administrative fees                                                                       9,865
    Board of Directors' fees                                                                  3,492
    Professional fees                                                                         2,025
    Investment advisory fees                                                                  1,969
    Capital stock redeemed                                                                    1,500
    Custody fees                                                                              1,267
    Accrued expenses and other liabilities                                                   15,318
                                                                                      -------------
  TOTAL LIABILITIES                                                                          55,014
                                                                                      -------------

  NET ASSETS                                                                          $ 113,590,286
                                                                                      =============
Net Assets Consist of:
  Paid-in capital                                                                       159,337,253
  Undistributed net investment income                                                       234,251
  Accumulated net realized loss on investments and foreign exchange transactions        (29,424,392)
  Net unrealized depreciation on investments and foreign currency translations          (16,556,826)
                                                                                      -------------

Net Assets                                                                            $ 113,590,286
                                                                                      =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE

CLASS N SHARES
($97,867,833 DIVIDED BY 12,180,646 shares)                                            $        8.03
                                                                                      =============
CLASS I SHARES
($15,722,453 DIVIDED BY 1,956,782 shares)                                             $        8.03
                                                                                      =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002

NET INVESTMENT INCOME:
  INCOME:
    Dividends allocated from Portfolio (net of foreign withholding taxes
      of $325,108)                                                                     $    1,760,171
    Interest and other income allocated from Portfolio                                         62,830
    Dividends (net of foreign withholdings taxes of $1,945)                                    17,504
    Expenses allocated from the Portfolio                                                    (945,134)
                                                                                       --------------
      TOTAL INCOME                                                                            895,371
                                                                                       --------------
  FUND EXPENSES:
    Shareholder servicing/eligible institution fees                                           273,831
    Administrative fees                                                                       136,991
    Professional fees                                                                          35,985
    Accounting fees                                                                            22,014
    Custody fees                                                                                8,601
    Board of Directors' fees                                                                    7,227
    Investment advisory fees                                                                    1,969
    Miscellaneous expenses                                                                     37,147
                                                                                       --------------
      TOTAL EXPENSES                                                                          523,765
                                                                                       --------------
  NET INVESTMENT INCOME                                                                       371,606
                                                                                       --------------
NET REALIZED AND UNREALIZED LOSS:
  Net realized loss on investments allocated from Portfolio                                (8,841,096)
  Net realized loss on foreign exchange transactions allocated from Portfolio             (19,706,608)
                                                                                       --------------
    Net realized loss allocated from Portfolio                                            (28,547,704)
  Net change in unrealized appreciation (depreciation) on investments and
    foreign currency translations                                                          12,661,924
                                                                                       --------------
      NET REALIZED AND UNREALIZED LOSS                                                    (15,885,780)
                                                                                       --------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $  (15,514,174)
                                                                                       ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE YEARS ENDED OCTOBER 31,
                                                                      -------------------------------
                                                                           2002             2001
                                                                      --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                                             $      371,606   $      217,399
    Net realized loss on investments and foreign exchange
      transactions allocated from Portfolio                              (28,547,704)      (9,761,932)
    Net change in unrealized appreciation (depreciation)
      on investments and foreign currency translations                    12,661,924      (32,432,557)
                                                                      --------------   --------------
      Net decrease in net assets resulting from operations               (15,514,174)     (41,977,090)
                                                                      --------------   --------------
  Dividends and distributions declared:
    From net investment income                                                     -         (217,399)
    In excess of net investment income                                             -         (432,372)
    From net realized gains                                                        -         (693,089)
                                                                      --------------   --------------
      Total dividends and distributions declared                                   -       (1,342,860)
                                                                      --------------   --------------
  Capital stock transactions:
    Net proceeds from sales of capital stock                              51,573,354      101,905,530
    Net asset value of capital stock issued to shareholders in
      reinvestment of dividends and distributions                                  -           49,221
    Net cost of capital stock redeemed                                   (35,821,587)     (61,021,396)
                                                                      --------------   --------------
      Net increase in net assets resulting from
        capital stock transactions                                        15,751,767       40,933,355
                                                                      --------------   --------------
      Total increase (decrease) in net assets                                237,593       (2,386,595)

NET ASSETS:
  Beginning of year                                                      113,352,693      115,739,288
                                                                      --------------   --------------
  END OF YEAR (including undistributed net investment
    income of $234,251 and distributions in excess of net
    investment income of $368,570, respectively)                      $  113,590,286   $  113,352,693
                                                                      ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A CLASS N SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                              -------------------------------------------------------------------------
                                                  2002            2001            2000            1999          1998
                                              -----------     -----------     -----------     -----------   -----------
Net asset value, beginning of year            $      9.34     $     13.29     $     13.04     $     10.09   $      9.42
Income from investment operations:
   Net investment income (loss)                      0.03(1)         0.13           (0.03)(1)       (0.02)         0.00(2)
   Net realized and unrealized gain (loss)          (1.34)          (3.92)           0.93            3.00          0.75
Less dividends and distributions:
   From net investment income                           -           (0.08)              -               -             -
   In excess of net investment income                   -               -           (0.32)          (0.03)        (0.03)
   From net realized gains                              -           (0.08)          (0.33)              -         (0.05)
                                              -----------     -----------     -----------     -----------   -----------
Net asset value, end of year                  $      8.03     $      9.34     $     13.29     $     13.04   $     10.09
                                              ===========     ===========     ===========     ===========   ===========
Total return                                       (14.03)%        (28.94)%          6.71%          29.57%         8.06%
Ratios/Supplemental data:
   Net assets, end of year (000's omitted)    $    97,868     $   113,353     $   115,739     $    59,961   $    27,475
   Ratio of expenses to average net assets           1.35%(3)        1.24%(3)        1.37%           1.50%         1.50%
   Ratio of net investment income (loss) to
      average net assets                             0.34%           0.18%          (0.24)%         (0.25)%       (0.15)%
   Portfolio turnover rate(4)                          36%             21%             37%             86%           89%

----------
(1) Calculated using average shares outstanding for the year.

(2) Less than $0.01.

(3) Includes the Fund's share of expenses paid by the Portfolio and excludes the impact of the Portfolio's expense offset arrangement. Including the Fund's share of the expense offset arrangeement reduces the Fund's ratio to average net assets to 1.34% and 1.15% for the years ended October 31, 2002 and October 31, 2001, respectively.

(4) Portfolio turnover rate is that of the Portfolio in which the Fund invested through October 30, 2002.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR CLASS I a SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                         CLASS I
                                                                   FOR THE PERIOD FROM
                                                                    OCTOBER 28, 2002
                                                                    (COMMENCEMENT OF
                                                                   OPERATIONS) THROUGH
                                                                    OCTOBER 31, 2002
                                                                   -------------------
   Net asset value, beginning of period                                 $     7.95
   Income from investment operations:
     Net investment income allocated from Portfolio                           0.00(1)
     Net realized and unrealized gain allocated from Portfolio                0.08
                                                                   -------------------
     Net asset value, end of period                                     $     8.03
                                                                   ===================
   Total Return                                                               1.01%

   Ratios/Supplemental data:
     Net assets, end of period (000's omitted)                          $   15,722
     Ratio of expenses to average net assets(2)                               1.01%
     Ratio of net investment income (loss) to average net assets(2)           1.77%
     Portfolio turnover rate                                                    38%

----------
(1) Less than $0.01.
(2) Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The BBH International Equity Fund, formerly the 59 Wall Street International Equity Fund, (the "Fund") is a separate diversified series of BBH Fund, Inc., formerly The 59 Wall Street Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on June 6, 1997. On February 20, 2001, the Fund's Board of Director's reclassified the Fund's outstanding shares as "Class N," and established a new class of shares designated as "Class I". Class I Commenced operations on October 30, 2001. Class N and Class I shares have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of the Fund.

   Prior to October 30, 2002 the Fund invested substantially all of its assets in the BBH International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. On October 30, 2002, the Fund received its prorata share of cash and securities from the Portfolio in a complete liquidation of its interest in the Portfolio. Subsequent to October 30, 2002, the Fund invests directly in securities rather than through the Portfolio and maintains the same investment objective.

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

   A. VALUATION OF INVESTMENTS. (1) The value of investments listed on either a domestic or foreign securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market;
      (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions;
      (4) all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rates of exchange available at the time of valuation; and (5) trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of the foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors.

   B. FOREIGN CURRENCY TRANSLATIONS. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Portfolio may enter into forward currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at fiscal year end, arising from changes in the exchange rate.

   D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Portfolio has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward currency exchange rates supplied by a quotation service.

   E. ACCOUNTING FOR INVESTMENTS. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

   F. INVESTMENT INCOME AND EXPENSES. Prior to October 30, 2002, the Fund recorded its share of income, expenses, realized and unrealized gain and loss from the Portfolio each day. In addition, the Fund accrued its own expenses.

   G. FEDERAL INCOME TAXES. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards and the recognition of unrealized gains or losses on open forward foreign currency exchange contracts and passive foreign investment companies at year end. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

   H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

2. TRANSACTIONS WITH AFFILIATES.

   INVESTMENT ADVISORY FEES. The Fund entered into an investment advisory agreement with Brown Brothers Harriman ("BBH") on October 30, 2002 for which it pays BBH a fee calculated and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets. For the period ended October 31, 2002, the Fund incurred $1,969 for advisory services.

   ADMINISTRATIVE FEES. The Corporation has an administration agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC"). Effective October 30, 2002, BBHTC receives a fee from the Fund for administration services calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. Prior to October 30, 2002, BBHTC received a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. BBHTC has a sub-administration services agreement with BBH and Federated Services Company ("FSC") for which BBH and FSC receive such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the year ended October 31, 2002, the Fund incurred $136,991 for administrative services.

   SHAREHOLDER SERVICING/ ELIGIBLE INSTITUTION AGREEMENT. The Corporation has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended October 31, 2002, the Fund incurred $273,831 for such services.

   CUSTODY FEES. The Fund entered into a custody agreement with BBH on October 30, 2002 for which BBH receives a fee calculated and paid monthly. For the period ended October 31, 2002, the Fund incurred $8,601 for custody services.

   BOARD OF DIRECTORS' FEES. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2002, the Fund incurred $7,227 for these fees.

   EXPENSE PAYMENT FEE. BBHTC pays certain expenses of the Class I Shares and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate Class I shares' expenses will not exceed 1.10% of Class I shares' average daily net assets. For the period ended October 31, 2002, BBHTC incurred $919 in expenses, including investment advisory fees of $550 and custody fees of $83 paid to BBH on behalf of the Class I Shares.

3. INVESTMENT TRANSACTIONS. For the year ended October 31, 2002, there were no purchases or sales of investment securities.

4. CAPITAL STOCK. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as Class N shares of the Fund and 25,000,000 have been classified as Class I shares of the Fund. Transactions shares of capital stock were as follows:

                                                SHARES                                AMOUNT
                                       FOR THE            FOR THE            FOR THE            FOR THE
                                     YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  OCTOBER 31, 2002   OCTOBER 31, 2001   OCTOBER 31, 2002   OCTOBER 31, 2001
                                  ----------------   ----------------   ----------------   ----------------
Class N
Capital stock sold                       4,024,991          8,721,753   $     36,251,753   $    101,905,530
Capital stock issued in
  connection with reinvestment
  of dividends                                   -              3,872                  -             49,221
Capital stock redeemed                  (3,977,012)        (5,301,296)       (35,821,587)       (61,021,396)
                                  ----------------   ----------------   ----------------   ----------------
Net increase                                47,979          3,424,329   $        430,166   $     40,933,355
                                  ================   ================   ================   ================

                                       SHARES            AMOUNT
                                      FOR THE            FOR THE
                                    PERIOD FROM        PERIOD FROM
                                  OCTOBER 28, 2002   OCTOBER 28, 2002
                                   (COMMENCEMENT      (COMMENCEMENT
                                   OF OPERATIONS)     OF OPERATIONS)
                                      THROUGH            THROUGH
CLASS I                           OCTOBER 31, 2002   OCTOBER 31, 2002
                                  ----------------   ----------------
Capital stock sold                       1,956,782   $     15,321,601
                                  ----------------   ----------------

5. FEDERAL INCOME TAX STATUS. At October 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryforward of $29,424,392, of which $10,039,468 may be applied against any net taxable realized gain of each succeeding year until earlier of its utilization or expiration on October 31, 2009 and of which $19,384,924 may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2010.

INDEPENDENT AUDITORS' REPORT

BOARD OF DIRECTORS AND SHAREHOLDERS
BBH INTERNATIONAL EQUITY FUND (A SERIES OF BBH FUND, INC.):

We have audited the accompanying statement of assets and liabilities of BBH International Equity Fund, formerly The 59 Wall Street International Equity Fund (a series of BBH Fund, Inc., formerly The 59 Wall Street Fund, Inc.), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH International Equity Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
December 20, 2002

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Economic uncertainties and heightened geopolitical risks overshadowed international equity markets for much of the year ended October 31, 2002(1). Most markets abroad experienced the post- September 11th relief rally in the early months of the fiscal new year, but of the markets in which the Fund is invested, only Singapore and Australia managed to hold on to gains by year-end. In Australia's case, the positive dollar returns can be attributed solely to foreign exchange gains. European markets were overshadowed for most of the year by deteriorating economic conditions and an unwillingness on the part of the European Central Bank ("ECB") to ease monetary policy. Although economic concerns, along with deflation and rising bank problems, also plagued the Japanese market during the year, Japan did enjoy a brief respite. From February through May, the Japanese equity market rallied 20%, induced by government buying and an abrupt change in rules for short-selling. By May, however, investors once again focused on economic realities and Japan's vulnerability to slowing global demand. By October, Japan was trading at an 18-year low. Over the full fiscal year period, the MSCI-EAFE Index ("EAFE")(2), measured in U.S. dollars, fell 13.2%. Although a disappointing return, markets abroad did outperform the U.S. (-16%) over the period.

The BBH International Equity Fund (the "Fund") performed in line with its benchmark during this difficult period, helped by security selection and avoidance of a number of issues embroiled in corporate governance scandals.

Steps taken by both the Federal Reserve Board and the ECB since fiscal year end should produce moderate, albeit sub-par, growth in those regions in the new year. Asian countries, too, should benefit from those rate cuts. Although the threat of war with Iraq still overshadows the markets, we expect an improving economic environment will foster better profits and equity prices. The exception to this outlook is Japan where, to date, policy initiatives have been inadequate and we expect that economy to slip back into recession. However, Japanese exporters should benefit from recovery abroad and a moderately weaker yen, while domestic companies focused on improving profitability should also perform well.

----------
(1) International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.
(2) The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investment cannot be made in an index.

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

           GROWTH OF $10,000 INVESTED IN BBH INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Fund from April 1, 1995 to October 31, 2002 as compared to the EAFE.

[CHART]

                    TOTAL RETURN
----------------------------------------------------
                ONE YEAR   FIVE YEARS    INCEPTION
                 ENDED       ENDED      TO 10/31/02
                10/31/02    10/31/02    (ANNUALIZED)
----------------------------------------------------
Class N         (14.03)%    (1.79)%         0.67%
----------------------------------------------------
Class I           1.01%         -           1.01%
----------------------------------------------------

(inception of Portfolio)

                INTERNATIONAL EQUITY FUND*            MSCI-EAFE
    4/1/95                        $ 10,000             $ 10,000
   4/30/95                        $  9,947             $ 10,376
   5/31/95                        $ 10,373             $ 10,252
   6/30/95                        $ 10,313             $ 10,073
   7/31/95                        $ 10,646             $ 10,700
   8/31/95                        $ 10,508             $ 10,292
   9/30/95                        $ 10,449             $ 10,493
  10/31/95                        $ 10,274             $ 10,210
  11/30/95                        $ 10,197             $ 10,495
  12/31/95                        $ 10,673             $ 10,917
   1/31/96                        $ 10,980             $ 10,962
   2/29/96                        $ 10,937             $ 10,999
   3/31/96                        $ 11,375             $ 11,233
   4/30/96                        $ 11,808             $ 11,559
   5/31/96                        $ 11,761             $ 11,347
   6/30/96                        $ 11,769             $ 11,411
   7/31/96                        $ 11,289             $ 11,077
   8/31/96                        $ 11,232             $ 11,101
   9/30/96                        $ 11,473             $ 11,396
  10/31/96                        $ 11,326             $ 11,280
  11/30/96                        $ 11,622             $ 11,728
  12/31/96                        $ 11,533             $ 11,578
   1/31/97                        $ 11,052             $ 11,172
   2/28/97                        $ 11,177             $ 11,355
   3/31/97                        $ 11,157             $ 11,396
   4/30/97                        $ 11,103             $ 11,457
   5/31/97                        $ 11,935             $ 12,202
   6/30/97                        $ 12,420             $ 12,875
   7/31/97                        $ 12,713             $ 13,084
   8/31/97                        $ 11,564             $ 12,106
   9/30/97                        $ 12,310             $ 12,785
  10/31/97                        $ 11,515             $ 11,802
  11/30/97                        $ 11,527             $ 11,682
  12/31/97                        $ 11,654             $ 11,783
   1/31/98                        $ 12,036             $ 12,322
   2/28/98                        $ 12,604             $ 13,113
   3/31/98                        $ 13,282             $ 13,517
   4/30/98                        $ 13,553             $ 13,624
   5/31/98                        $ 13,775             $ 13,558
   6/30/98                        $ 13,886             $ 13,660
   7/31/98                        $ 14,380             $ 13,799
   8/31/98                        $ 12,357             $ 12,089
   9/30/98                        $ 11,975             $ 11,719
  10/31/98                        $ 12,443             $ 12,940
  11/30/98                        $ 13,368             $ 13,603
  12/31/98                        $ 13,538             $ 14,140
   1/31/99                        $ 13,637             $ 14,098
   2/28/99                        $ 13,588             $ 13,762
   3/31/99                        $ 14,293             $ 14,336
   4/30/99                        $ 14,738             $ 14,917
   5/31/99                        $ 14,305             $ 14,149
   6/30/99                        $ 15,121             $ 14,701
   7/31/99                        $ 15,554             $ 15,138
   8/31/99                        $ 15,566             $ 15,193
   9/30/99                        $ 15,752             $ 15,346
  10/31/99                        $ 16,122             $ 15,922
  11/30/99                        $ 17,124             $ 16,474
  12/31/99                        $ 19,650             $ 17,954
   1/31/00                        $ 18,705             $ 16,814
   2/29/00                        $ 19,495             $ 17,266
   3/31/00                        $ 20,104             $ 17,936
   4/30/00                        $ 19,171             $ 16,993
   5/31/00                        $ 18,705             $ 16,578
   6/30/00                        $ 19,586             $ 17,226
   7/31/00                        $ 18,615             $ 16,504
   8/31/00                        $ 18,693             $ 16,648
   9/30/00                        $ 17,851             $ 15,837
  10/31/00                        $ 17,204             $ 15,463
  11/30/00                        $ 16,518             $ 14,884
  12/31/00                        $ 16,955             $ 15,412
   1/31/01                        $ 16,863             $ 15,404
   2/28/01                        $ 15,514             $ 14,249
   3/31/01                        $ 14,479             $ 13,298
   4/30/01                        $ 15,540             $ 14,223
   5/31/01                        $ 14,977             $ 13,721
   6/30/01                        $ 14,413             $ 13,159
   7/31/01                        $ 13,876             $ 12,920
   8/31/01                        $ 13,391             $ 12,593
   9/30/01                        $ 11,740             $ 11,317
  10/31/01                        $ 12,225             $ 11,607
  11/30/01                        $ 12,657             $ 12,035
  12/31/01                        $ 12,723             $ 12,106
   1/31/02                        $ 12,015             $ 11,464
   2/28/02                        $ 12,041             $ 11,544
   3/31/02                        $ 12,566             $ 12,168
   4/30/02                        $ 12,618             $ 12,249
   5/31/02                        $ 12,711             $ 12,404
   6/30/02                        $ 12,330             $ 11,911
   7/31/02                        $ 11,203             $ 10,735
   8/31/02                        $ 11,164             $ 10,710
   9/30/02                        $ 10,011             $  9,560
  10/31/02                        $ 10,522             $ 10,073

*net of fees and expenses

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, contact the Fund at 1-800-625-5759. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

----------
(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.

DIRECTORS AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND

(UNAUDITED)


Information about the Corporation's Directors appears below. Part B to the Registration Statement of BBH International Equity Fund includes additional information about the Corporation's Directors and is available upon request without charge through your financial advisor. Term of Number of

                                           TERM OF                                         NUMBER OF
                                           OFFICE#                                         FUNDS
                                           AND                                             IN FUND       OTHER
NAME,                      POSITION(S)     LENGTH                                          COMPLEX       DIRECTORSHIPS
ADDRESS,                   HELD WITH       OF TIME  PRINCIPAL OCCUPATION(S)                OVERSEEN      HELD BY
AND AGE                    CORPORATION     SERVED   DURING PAST 5 YEARS                    BY DIRECTOR^  DIRECTOR
----------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS

Joseph V. Shields Jr.*     Chairman of     Since    Managing Director, Chairman and        12            None
(aged 63)-                 the Board,      1990     Chief Executive Officer of Shields
Shields & Company,         and Director             Company (registered broker-dealer
140 Broadway,                                       and member of New York Stock
New York, NY 10005                                  Exchange); Chairman of Capital
                                                    Management Associates, Inc.
                                                    (registered investment adviser);
                                                    Vice Chairman and Trustee of New
                                                    York Racing Association; Director
                                                    of Flowers Industries, Inc.
                                                    (diversified food company).

"INDEPENDENT"
DIRECTORS

Eugene P. Beard            Director        Since    Vice Chairman - Finance/Operations     12            Director of
(aged 66)-                                 1993     and CFO (May 1995 - February 2000)                   Old Westbury
The Interpublic Group                               and Special Advisor (March 2000 -                    Funds (5)
of Companies, Inc.,                                 Present), The Interpublic Group of
20 Marshall Street,                                 Companies, Inc.
Suite 210,
S. Norwalk, CT 06854

Richard Carpenter          Director        Since    Retired; Director of Investments,      12            None
(aged 68)-                                 1999     Pennsylvania Public School
10820 North                                         Employees' Retirement System (until
La Quinta Drive,                                    December 1997).
Tucson, AZ 85737

Clifford A. Clark          Director        Since    Retired.                               12            None
(aged 71)-                                 1999
42 Clowes Drive,
Falmouth, MA 02540

                                                         BROWN BROTHERS HARRIMAN

                                       24

                                           TERM OF                                         NUMBER OF
                                           OFFICE#                                         FUNDS
                                           AND                                             IN FUND       OTHER
NAME,                      POSITION(S)     LENGTH                                          COMPLEX       DIRECTORSHIPS
ADDRESS,                   HELD WITH       OF TIME  PRINCIPAL OCCUPATION(S)                OVERSEEN      HELD BY
AND AGE                    CORPORATION     SERVED   DURING PAST 5 YEARS                    BY DIRECTOR^  DIRECTOR
----------------------------------------------------------------------------------------------------------------------
David P. Feldman           Director        Since    Retired; Chairman and CEO of AT&T      12            Director of
(aged 62)-                                 1990     Investment Management Corporation                    Dreyfus
3 Tall Oaks Drive,                                  (until May 1997); Director of                        Mutual Funds
Warren, NJ 07059                                    Jeffrey Co. (1992 to present);                       (59 Funds)
                                                    Director of QMED (1999 to present).

J. Angus Ivory (aged       Director        Since    Retired; Director of Brown             12            None
69)-                                       1999     Brothers Harriman Ltd.
Greenway Farm,                                      (subsidiary of Brown Brothers
Tockenham, Swindon,                                 Harriman & Co.) (until December
Wiltshire, SN4 7PP                                  2001); Director of Old Daily
England                                             Equity Fund Saddlery (1992 to
                                                    present); Advisor, RAF Central
                                                    Fund (1992 to present).

Alan G. Lowy               Director        Since    Private Investor.                      12            None
(aged 62)-                                 1993
4111 Clear Valley
Drive,
Encino, CA 91436

Arthur D. Miltenberger     Director        Since    Retired; Executive Vice President      12            None
(aged 63)-                                 1992     and Chief Financial Officer of
Richard K. Mellon &                                 Richard K. Mellon and Sons
Sons, P.O. Box RKM,                                 (private foundation until June
Ligonier, PA 15658                                  1998); Vice President and
                                                    Treasurer of Richard King Mellon
                                                    Foundation (until June 1998);
                                                    Trustee, R.K. Mellon Family
                                                    Trusts (since 1981); General
                                                    Partner, Mellon Family Investment
                                                    Company IV, V and VI; Director of
                                                    Aerostructures Corporation
                                                    (aircraft manufacturer) (since
                                                    1996).

                                       25

                                           TERM OF                                         NUMBER OF
                                           OFFICE#                                         FUNDS
                                           AND                                             IN FUND       OTHER
NAME,                      POSITION(S)     LENGTH                                          COMPLEX       DIRECTORSHIPS
ADDRESS,                   HELD WITH       OF TIME  PRINCIPAL OCCUPATION(S)                OVERSEEN      HELD BY
AND AGE                    CORPORATION     SERVED   DURING PAST 5 YEARS                    BY DIRECTOR^  DIRECTOR
----------------------------------------------------------------------------------------------------------------------
OFFICERS

Christopher                President       Since    President of BBH Common Settlement     N/A           N/A
H.A. Cecil**                               2002     Fund, Inc., BBH Common Settlement
(aged 38)-                                          Fund II, Inc., BBH Fund, Inc. and the
140 Broadway,                                       BBH Portfolios (since October 2002).
New York, NY 10005                                  Managing Director of the Brown
                                                    Brothers Harriman Trust Co., LLC
                                                    (since January 2002), Proprietary
                                                    Products Unit (since October 2002),
                                                    Investment Management Services
                                                    (since October 2001).

Michael D. Martins         Vice President, Since    Vice President, Treasurer, Principal   N/A           N/A
(aged 36)-                 Treasurer,      2002     Accounting Officer and Principal
140 Broadway,              Principal                Financial Officer of BBH Common
New York, NY 10005         Accounting               Settlement Fund, Inc., BBH Common
                           Officer and              Settlement Fund II, Inc., BBH Fund,
                           Principal                Inc. and the BBH Portfolios (since
                           Financial                August 2002); Vice President (since
                           Officer                  April 2002) and Assistant Vice
                                                    President (since December 1996) of
                                                    BBH & Co.

Gail C. Jones              Secretary       Since    Secretary of BBH Common Settlement     N/A           N/A
(aged 49)-                                 2002     Fund, Inc., BBH Common Settlement
1001 Liberty Avenue,                                Fund II, Inc., BBH Fund, Inc. and the
Pittsburgh, PA                                      BBH Portfolios (since August 2002);
15222-3779                                          Counsel, ReedSmith, LLP (since
                                                    October 2002); Corporate Counsel
                                                    January 1997 to September 2002 and
                                                    Vice President January 1999 to
                                                    September 2002 of Federated Services
                                                    Company.

Peter J. Germain           Vice President  Since    Vice President of BBH Common           N/A           N/A
(aged 43)-                                 2002     Settlement Fund, Inc., BBH Common
1001 Liberty Avenue,                                Settlement Fund II, Inc., BBH Fund,
Pittsburgh, PA                                      Inc. and the BBH Portfolios (since
15222-3779                                          August 2002); Senior Vice President,
                                                    Federated Services Company (since
                                                    November 1997).

                                       26

                                           TERM OF                                         NUMBER OF
                                           OFFICE#                                         FUNDS
                                           AND                                             IN FUND       OTHER
NAME,                      POSITION(S)     LENGTH                                          COMPLEX       DIRECTORSHIPS
ADDRESS,                   HELD WITH       OF TIME  PRINCIPAL OCCUPATION(S)                OVERSEEN      HELD BY
AND AGE                    CORPORATION     SERVED   DURING PAST 5 YEARS                    BY DIRECTOR^  DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Judith J. Mackin           Vice President  Since    Vice President of BBH Common           N/A           N/A
(aged 42)-                                 2002     Settlement Fund, Inc., BBH Common
1001 Liberty Avenue,                                Settlement Fund II, Inc., BBH Fund,
Pittsburgh, PA                                      Inc. and the BBH Portfolios (since
15222-3779                                          August 2002); Vice President of
                                                    Federated Services Company (since
                                                    November 1997).

Victor Siclari             Assistant       Since    Assistant Secretary of BBH Common      N/A           N/A
(aged 39)-                 Secretary       2002     Settlement Fund, Inc., BBH Common
1001 Liberty Avenue,                                Settlement Fund II, Inc., BBH Fund,
Pittsburgh, PA                                      Inc. and the BBH Portfolios (since
15222-3779                                          August 2002); Partner, ReedSmith, LLP
                                                    (since October 2002); Vice President
                                                    (March 1996 to September 2002) and
                                                    Senior Corporate Counsel (July 1998
                                                    to September 2002) of Federated
                                                    Investors, Inc.

Nancy D. Osborn            Assistant       Since    Assistant Secretary of BBH Common      N/A           N/A
(aged 36)-                 Secretary       2002     Settlement Fund, Inc., BBH Common
140 Broadway,                                       Settlement Fund II, Inc., BBH Fund,
New York, NY 10005                                  Inc. and the BBH Portfolios (since
                                                    August 2002); Associate, BBH & Co.
                                                    (since April 1996).

John C. Smith              Assistant       Since    Assistant Treasurer of BBH Common      N/A           N/A
(age 37)-                  Treasurer       2002     Settlement Fund, Inc., BBH Common
140 Broadway,                                       Settlement Fund II, Inc., BBH Fund,
New York, NY 10005                                  Inc. and the BBH Portfolios (since
                                                    August 2002); Assistant Vice
                                                    President (since September 2001),
                                                    Associate (September 2000-
                                                    August 2001) and Senior Analyst
                                                    (June 1999 - August 2000) of BBH &
                                                    Co.; Manager, Fund Administration,
                                                    State Street Bank and Trust Company
                                                    (June 1997 - May 1999).

Gregory Lomakin            Assistant       Since    Assistant Treasurer of BBH Common      N/A           N/A
(aged 37)-                 Treasurer       2002     Settlement Fund, Inc., BBH Common
140 Broadway,                                       Settlement Fund II, Inc., BBH Fund,
New York, NY 10005                                  Inc. and the BBH Portfolios (since
                                                    August 2002); Assistant Vice
                                                    President (since September 2001), and
                                                    Associate (May 1992-April 1998).

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^ The Fund complex consists of the Corporation, BBH Trust, BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The Corporation, which has eight series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

* Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer. Effective November 8, 2002, Mr. Shields is no longer an "interested person" of the Corporation.

** Prior to November 8, 2002, Timothy J. Connelly served as President of the
   Corporation.

INVESTMENT ADVISER AND ADMINISTRATOR
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

SHAREHOLDER SERVICING AGENT
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005
(800) 625-5759


TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-575-1265
By E-mail send your request to:     bbhfunds@bbh.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.


                         [BROWN BROTHERS HARRIMAN LOGO]

[BROWN BROTHERS HARRIMAN LOGO]

ANNUAL REPORT
OCTOBER 31, 2002

BBH TAX-EFFICIENT EQUITY FUND

BBH TAX-EFFICIENT EQUITY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    SHARES                                                             VALUE
    ------                                                             -----
              COMMON STOCKS (95.9%)
              BASIC MATERIALS (5.0%)
     58,850   E.I. DuPont de Nemours & Co.                          $  2,427,563
     54,750   Phelps Dodge Corp.*                                      1,698,345
                                                                    ------------
              TOTAL BASIC MATERIALS                                    4,125,908
                                                                    ------------

              CAPITAL GOODS/DURABLES (3.9%)
     61,349   Dover Corp.                                              1,538,633
     21,092   General Electric Co.                                       532,573
     19,050   Illinois Tool Works, Inc.                                1,169,670
                                                                    ------------
              TOTAL CAPITAL GOODS/DURABLES                             3,240,876
                                                                    ------------

              CONSUMER NON-DURABLES (7.4%)
     37,660   Avon Products, Inc.                                      1,826,133
     52,399   Coca-Cola Co.                                            2,435,506
     61,925   Gillette Co.                                             1,850,319
                                                                    ------------
              TOTAL CONSUMER NON-DURABLES                              6,111,958
                                                                    ------------

              ENERGY (6.7%)
     17,475   ChevronTexaco Corp.                                      1,181,834
     88,918   Exxon Mobil Corp.                                        2,992,980
     31,744   Royal Dutch Petroleum Co.                                1,358,008
                                                                    ------------
              TOTAL ENERGY                                             5,532,822
                                                                    ------------

              FINANCE (23.6%)
     58,753   American International Group                             3,675,000
     63,508   Bank of New York Co., Inc.                               1,651,208
    103,516   Citigroup, Inc.                                          3,824,916
     41,150   Fannie Mae                                               2,751,289
     54,242   FleetBoston Financial Corp.                              1,268,720
     38,225   Hartford Financial Services Group, Inc.                  1,509,888
     88,025   J.P. Morgan Chase & Co.                                  1,826,519
     91,575   St. Paul Companies, Inc.                                 3,003,660
                                                                    ------------
              TOTAL FINANCE                                           19,511,200
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        2

    SHARES                                                             VALUE
    ------                                                             -----
              HEALTH CARE (14.9%)
     46,050   Applera Corp. - Applied Biosystems Group              $    931,592
     31,554   Eli Lilly & Co.                                          1,751,247
     26,489   Medtronic, Inc.                                          1,186,707
     69,225   Merck & Co., Inc.                                        3,754,764
     85,750   Pfizer, Inc.                                             2,724,277
     45,540   Pharmacia Corp.                                          1,958,220
                                                                    ------------
              TOTAL HEALTH CARE                                       12,306,807
                                                                    ------------

              RETAIL (7.9%)
     51,440   Costco Wholesale Corp.*                                  1,745,359
     57,158   Home Depot, Inc.                                         1,650,723
     58,300   Wal-Mart Stores, Inc.                                    3,121,965
                                                                    ------------
              TOTAL RETAIL                                             6,518,047
                                                                    ------------

              SERVICES (10.0%)
    139,908   AOL Time Warner, Inc.*                                   2,063,643
     44,449   Cox Communications, Inc. *                               1,217,903
     60,325   SBC Communications, Inc.                                 1,547,940
     41,275   Verizon Communications, Inc.                             1,558,544
     41,350   Viacom, Inc. (Class B)*                                  1,844,623
                                                                    ------------
              TOTAL SERVICES                                           8,232,653
                                                                    ------------

              TECHNOLOGY (16.5%)
     52,975   Applied Materials, Inc.*                                   796,214
     37,024   Automatic Data Processing, Inc.                          1,574,631
     50,800   Computer Associates International, Inc.                    754,888
     88,924   Dell Computer Corp.*                                     2,544,116
     31,749   International Business Machines Corp.                    2,506,266
     67,014   Microsoft Corp.*                                         3,583,238
     55,010   STMicroelectronics NV                                    1,082,047
     50,803   Texas Instruments, Inc.                                    805,735
                                                                    ------------
              TOTAL TECHNOLOGY                                        13,647,135
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        3

TOTAL INVESTMENTS, (IDENTIFIED COST $88,168,673) (a)         95.9%  $ 79,227,406
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES                4.1      3,379,705
                                                            -----   ------------
NET ASSETS                                                  100.0%  $ 82,607,111
                                                            =====   ============

*   Non-income producing security

(a) The aggregate cost for federal income tax purposes is $88,477,260, the aggregate gross unrealized appreciation is $330,636 and the aggregate gross unrealized depreciation is $9,580,490, resulting in net unrealized depreciation of $9,249,854.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

ASSETS:
  Investments in securities, at value (identified cost
   $88,168,673)                                                    $  79,227,406
  Cash                                                                 2,795,434
  Receivables for:
    Capital stock sold                                                41,615,000
    Dividends                                                             39,434
                                                                   -------------
      TOTAL ASSETS                                                   123,677,274
                                                                   -------------

LIABILITIES:
  Payables for:
    Investments purchased                                             40,992,537
    Capital stock redeemed                                                50,880
    Expense payment fee                                                   21,758
    Administrative fees                                                    4,988
                                                                   -------------
      TOTAL LIABILITIES                                               41,070,163
                                                                   -------------

NET ASSETS                                                         $  82,607,111
                                                                   =============
Net Assets Consist of:
  Paid-in capital                                                  $ 101,100,300
  Undistributed net investment income                                     73,628
  Accumulated net realized loss on investments and futures
   contracts                                                          (9,625,550)
  Net unrealized depreciation on investments                          (8,941,267)
                                                                   -------------
Net Assets                                                         $  82,607,111
                                                                   =============
NET ASSET VALUE AND OFFERING PRICE PER CLASS N SHARE
  ($82,607,111 DIVIDED BY 10,603,063 shares)                       $        7.79
                                                                   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002

NET INVESTMENT INCOME:
  INCOME:
    Dividends (net of foreign withholdings taxes of $4,007)        $     600,308
                                                                   -------------

  EXPENSES:
    Expense payment fee                                                  460,845
    Administrative fees                                                   65,835
                                                                   -------------
      TOTAL EXPENSES                                                     526,680
                                                                   -------------
  NET INVESTMENT INCOME                                                   73,628
                                                                   -------------
NET REALIZED AND UNREALIZED LOSS:
  Net realized loss on investments                                    (3,963,800)
  Net change in unrealized appreciation (depreciation) on
   investments                                                        (5,528,954)
                                                                   -------------
      NET REALIZED AND UNREALIZED LOSS                                (9,492,754)
                                                                   -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  (9,419,126)
                                                                   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED OCTOBER 31,
                                                                 -------------------------------
                                                                      2002             2001
                                                                 --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)                                 $       73,628   $     (101,155)
    Net realized loss on investments                                 (3,963,800)      (5,084,991)
    Net change in unrealized appreciation (depreciation)
      on investments                                                 (5,528,954)     (11,679,370)
                                                                 --------------   --------------
      Net decrease in net assets resulting from operations           (9,419,126)     (16,865,516)
                                                                 --------------   --------------

  Distributions from net capital gains to Class N
    shareholders:                                                             -         (250,327)
                                                                 --------------   --------------

  Capital stock transactions:
    Net proceeds from sales of capital stock                         59,142,296       20,695,437
    Net asset value of capital stock issued to shareholders
      in reinvestment of distributions                                        -            1,340
    Net cost of capital stock redeemed                               (7,949,222)     (14,512,859)
                                                                 --------------   --------------
      Net increase in net assets resulting from capital
        stock transactions                                           51,193,074        6,183,918
                                                                 --------------   --------------
      Total increase (decrease) in net assets                        41,773,948      (10,931,925)

  NET ASSETS:
    Beginning of year                                                40,833,163       51,765,088
                                                                 --------------   --------------
    END OF YEAR (including undistributed net investment income
      of $73,628 at October 31, 2002)                            $   82,607,111   $   40,833,163
                                                                 ==============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                                                                                   FOR THE
                                                                                                 PERIOD FROM
                                                                                              NOVEMBER 2, 1998
                                                          FOR THE YEARS ENDED OCTOBER 31,       (COMMENCEMENT
                                                       ------------------------------------   OF OPERATIONS) TO
                                                          2002         2001         2000      OCTOBER 31, 1999
                                                       ----------   ----------   ----------   -----------------
Net asset value, beginning of period                   $     9.46   $    13.52   $    12.80      $    10.00
Income from investment operations:
  Net investment income (loss)                               0.01        (0.02)       (0.04)          (0.03)
  Net realized and unrealized
    gain (loss)                                             (1.68)       (3.97)        0.76            2.83
Less distributions from net
  realized gains                                                -        (0.07)           -               -
                                                       ----------   ----------   ----------      ----------
Net asset value, end of period                         $     7.79   $     9.46   $    13.52      $    12.80
                                                       ==========   ==========   ==========      ==========

Total return                                               (17.65)%     (29.65)%       5.62%          28.00%

Ratios/ Supplemental data:
  Net assets, end of period
    (000's omitted)                                    $   82,607   $   40,833   $   51,765      $   36,498
  Expenses as a percentage of
    average net assets(1)                                    1.20%        1.20%        1.20%           1.20%(2)
  Ratio of net investment income (loss) to
    average net assets                                       0.17%       (0.21)%      (0.30)%         (0.25)%(2)
  Portfolio turnover rate                                      33%          53%          67%             37%(2)

----------
(1) Had the expense reimbursement agreement not been
    in place, the ratio of expenses to average net
    assets would have been as follows:                       1.43%        1.46%        1.35%        1.29%(2)

(2) Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. BBH Tax-Efficient Equity Fund, formerly The 59 Wall Street Tax-Efficient Equity Fund, (the "Fund") is a separate, diversified series of BBH Fund, Inc., formerly The 59 Wall Street Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on November 2, 1998. On February 20, 2001, the Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". As of October 31, 2002, there were no Class I shares outstanding.

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

   A. VALUATION OF INVESTMENTS. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

   B. ACCOUNTING FOR INVESTMENTS. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

   C. FEDERAL INCOME TAXES. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax reclassifications. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

   D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

2. TRANSACTIONS WITH AFFILIATES.

   INVESTMENT ADVISORY FEES. The Corporation has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets.

   ADMINISTRATIVE FEES. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. BBHTC has a sub-administration services agreement with BBH and Federated Services Company ("FSC") for which BBH and FSC receive such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the year ended October 31, 2002, the Fund incurred $65,835 for administrative services.

   CUSTODY FEES. The Corporation has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. Custody fees were reduced by $16,423 as a result of an expense arrangement with the Fund's custodian.

   SHAREHOLDER SERVICING/ELIGIBLE INSTITUTION AGREEMENT. The Corporation has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee calculated daily and paid monthly at an annual rate equivalent to 0.25% of Class N shares' average daily net assets.

   EXPENSE PAYMENT FEE. BBHTC pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% of the Fund's average daily net assets. For the year ended October 31, 2002, BBHTC incurred $562,298 in expenses, including investment advisory fees of $285,285, shareholder servicing/eligible institution fees of $109,725 and custody fees of $43,811 paid to BBH on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 31, 2003.

3. INVESTMENT TRANSACTIONS. For the year ended October 31, 2002, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $62,767,288 and $14,685,617, respectively. For that same period, the Fund paid brokerage commissions of $2,615 to BBH for transactions executed on its behalf.

4. CAPITAL STOCK. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as Class N shares of the Fund and 25,000,000 shares have been classified as Class I shares of the Fund. There have been no transactions in Class I shares of capital stock as of October 31, 2002. Transactions in Class N shares of capital stock were as follows:

                                                                    FOR THE            FOR THE
                                                                   YEAR ENDED         YEAR ENDED
                                                                OCTOBER 31, 2002   OCTOBER 31, 2001
                                                                ----------------   ----------------
Capital stock sold                                                 7,190,986           1,771,480
Capital stock issued in connection with reinvestment
  of distributions                                                         -                 112
Capital stock redeemed                                              (903,951)         (1,283,540)
                                                                 --------------     --------------
Net increase                                                       6,287,035             488,052
                                                                 ==============     ==============

   At October 31, 2002, Future Value, Inc. owned 50% of the Fund. Significant redemptions by this investor could materially impact the Fund.

5. FINANCIAL FUTURES CONTRACTS. The Fund may enter into futures contracts. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. There were no futures contract obligations outstanding at October 31, 2002.

6. FEDERAL INCOME TAX STATUS. At October 31,2002, the Fund for federal income tax purposes, has a capital loss carryforward of $9,316,963, of which $5,289,157 may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2009 and of which $4,027,806 may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2010.

INDEPENDENT AUDITORS' REPORT

BOARD OF DIRECTORS AND SHAREHOLDER
BBH TAX-EFFICIENT EQUITY FUND (A SERIES OF BBH FUND, INC.):

We have audited the accompanying statement of assets and liabilities of BBH Tax-Efficient Equity Fund, formerly The 59 Wall Street Tax-Efficient Equity Fund (a series of BBH Fund, Inc., formerly The 59 Wall Street Fund, Inc.), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 2, 1998 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Tax-Efficient Equity Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 2, 1998 (commencement of operations) to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 20, 2002

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The bear market in U.S. equities extended into a rare third year, as the Standard & Poor's 500 Index (the "S&P 500")(1) declined 15.1% from October 31, 2001 through October 21, 2002. From the market peak of March 2000, the S&P 500 has now declined 40% through the end of the BBH Tax-Efficient Equity Fund's (the "Fund") 2002 fiscal year.

The market decline in 2002 occurred in spite of improving economic growth. Although certain sectors of the economy remained weak, consumer spending held up well as disposable income growth remained buoyant and rising housing prices helped to offset equity losses on private balance sheets. Capital spending was sluggish as corporate America continued to wrestle with low capacity utilization and over-investment in technology in the late 1990s. Corporate profits now appear to have bottomed in the third quarter of 2001, and offered evidence of positive year-over-year and sequential comparisons by the third quarter of 2002. We believe that evidence of a resumption in earnings growth is a key factor in prompting a market recovery. Companies are finding it difficult to increase sales volume or prices, but spectacular productivity growth implies that cost cutting is the driving force in the earnings recovery, and we expect that to continue.

But better economic growth and corporate earnings were overshadowed by the revelation of sensational corporate scandals early in the year. The daily litany of corporate greed, mismanagement and outright theft shocked investors, and the ripple effect through out the market meant that an investor didn't have to own the stock to suffer a hit in his or her portfolio. We observe that debacles of this nature are not uncommon after a long period of economic expansion and market performance, but the magnitude of this round of scandals is truly remarkable. Heightened scrutiny from the press, investors and regulators leads us to believe that these sensational developments are behind us, although we are convinced that their impact on investor sentiment was a significant drag on the market for most of the year.

If corporate scandals are yesterday's concern, the possibility of war with Iraq is a more current concern weighing on equities. We draw a lesson from the 1990-91 Gulf War, when the market anticipated a resolution to the conflict well before allied troops landed in Iraq, and we think that the market will follow a similar path this time around. As we gain more clarity on the path to resolution in Iraq, the market can start focusing on better economic data, rebounding corporate earnings, more reasonable valuations and a more supportive environment for equity prices. We believe that the Fund is well positioned to benefit from such an environment.


----------
(1) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

           GROWTH OF $10,000 INVESTED IN BBH TAX-EFFICIENT EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000(1) in the Fund from November 2, 1998 to October 31, 2002 as compared to the S&P 500.

[CHART]

     TOTAL RETURN
-----------------------
ONE YEAR     11/2/98
 ENDED     TO 10/31/02
10/31/02   (ANNUALIZED)
-----------------------
 (17.65)%     (5.93)%
-----------------------

(inception of Portfolio)

           TAX-EFFICIENT EQUITY FUND*      S&P 500
  11/2/1998                   $10,000       $10,000
 11/30/1998                   $10,420       $10,606
 12/31/1998                   $11,390       $11,217
  1/31/1999                   $11,650       $11,685
  2/28/1999                   $11,540       $11,322
  3/31/1999                   $12,120       $11,775
  4/30/1999                   $12,490       $12,231
  5/31/1999                   $12,240       $11,943
  6/30/1999                   $12,650       $12,605
  7/31/1999                   $12,300       $12,212
  8/31/1999                   $12,430       $12,151
  9/30/1999                   $12,070       $11,818
 10/31/1999                   $12,800       $12,566
 11/30/1999                   $13,200       $12,821
 12/31/1999                   $14,250       $13,576
  1/31/2000                   $13,690       $12,894
  2/29/2000                   $13,480       $12,650
  3/31/2000                   $14,640       $13,888
  4/30/2000                   $14,120       $13,470
  5/31/2000                   $13,670       $13,194
  6/30/2000                   $13,970       $13,519
  7/31/2000                   $13,780       $13,307
  8/31/2000                   $14,480       $14,134
  9/30/2000                   $13,630       $13,388
 10/31/2000                   $13,520       $13,332
 11/30/2000                   $12,350       $12,281
 12/31/2000                   $12,397       $12,341
  1/31/2001                   $13,131       $12,779
  2/28/2001                   $11,693       $11,614
  3/31/2001                   $10,828       $10,877
  4/30/2001                   $11,834       $11,723
  5/31/2001                   $11,763       $11,801
  6/30/2001                   $11,321       $11,514
  7/31/2001                   $10,959       $11,401
  8/31/2001                   $10,145       $10,687
  9/30/2001                    $9,200        $9,823
 10/31/2001                    $9,511       $10,011
 11/30/2001                   $10,225       $10,779
 12/31/2001                   $10,195       $10,873
  1/31/2002                    $9,893       $10,714
  2/28/2002                    $9,612       $10,508
  3/31/2002                   $10,004       $10,903
  4/30/2002                    $9,280       $10,242
  5/31/2002                    $9,179       $10,166
  6/30/2002                    $8,597        $9,442
  7/31/2002                    $7,862        $8,706
  8/31/2002                    $7,923        $8,763
  9/30/2002                    $7,008        $7,811
 10/31/2002                    $7,873        $8,498

*net of fees and expenses

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, contact the Fund at 1-800-625-5759. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

----------
(1) The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

ADDITIONAL FEDERAL TAX INFORMATION

(UNAUDITED)

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2002 qualifies for the dividends received deduction available to corporate shareholders.

In January 2003 the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2002. Shareholders should use the information on Form 1099 for their income tax returns.

DIRECTORS AND OFFICERS OF BBH TAX-EFFICIENT EQUITY FUND

(UNAUDITED)

Information about the Corporation's Directors appears below. Part B to the Registration Statement of BBH Tax-Efficient Equity Fund includes additional information about the Corporation's Directors and is available upon request without charge through your financial advisor.

                                           TERM OF                                            NUMBER OF
                                           OFFICE#                                            FUNDS
                                           AND                                                IN FUND        OTHER
NAME,                    POSITION(S)       LENGTH                                             COMPLEX        DIRECTORSHIPS
ADDRESS,                 HELD WITH         OF TIME   PRINCIPAL OCCUPATION(S)                  OVERSEEN       HELD BY
AND AGE                  CORPORATION       SERVED    DURING PAST 5 YEARS                      BY DIRECTOR^   DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS:

Joseph V. Shields Jr.*   Chairman of       Since     Managing Director, Chairman and          12             None
(aged 63)-               the Board,        1990      Chief Executive Officer of Shields&
Shields & Company,       and Director                Company (registered broker-dealer
140 Broadway,                                        and member of New York Stock
New York, NY 10005                                   Exchange); Chairman of Capital
                                                     Management Associates, Inc. (regis-
                                                     tered investment adviser); Vice
                                                     Chairman and Trustee of New York
                                                     Racing Association; Director of
                                                     Flowers Industries, Inc. (diversified
                                                     food company).
"INDEPENDENT"
DIRECTORS:

Eugene P. Beard          Director          Since     Vice Chairman-Finance/Operations         12             Director of
(aged 66)-                                 1993      and CFO (May 1995-February 2000)                        Old Westbury
The Interpublic Group                                and Special Advisor (March 2000-                        Funds (5)
of Companies, Inc.,                                  Present), The Interpublic Group of
20 Marshall Street,                                  Companies, Inc.
Suite 210,
S. Norwalk, CT 06854

Richard Carpenter        Director          Since     Retired; Director of Investments,        12             None
(aged 68)-                                 1999      Pennsylvania Public School
10820 North La                                       Employees' Retirement System (until
Quinta Drive,                                        December 1997).
Tucson, AZ 85737

Clifford A. Clark        Director          Since     Retired.                                 12             None
(aged 71)-                                 1999
42 Clowes Drive,
Falmouth, MA 02540

                                       16

                                           TERM OF                                            NUMBER OF
                                           OFFICE#                                            FUNDS
                                           AND                                                IN FUND        OTHER
NAME,                    POSITION(S)       LENGTH                                             COMPLEX        DIRECTORSHIPS
ADDRESS,                 HELD WITH         OF TIME   PRINCIPAL OCCUPATION(S)                  OVERSEEN       HELD BY
AND AGE                  CORPORATION       SERVED    DURING PAST 5 YEARS                      BY DIRECTOR^   DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
David P. Feldman         Director          Since     Retired; Chairman and CEO of AT&T        12             Director of
(aged 62)-                                 1990      Investment Management Corporation                       Dreyfus
3 Tall Oaks Drive,                                   (until May 1997); Director of Jeffrey                   Mutual Funds
Warren, NJ 07059                                     Co. (1992 to present); Director of                      (59 Funds)
                                                     QMED (1999 to present).

J. Angus Ivory           Director          Since     Retired; Director of Brown Brothers      12             None
(aged 69)-                                 1999      Harriman Ltd. (subsidiary of Brown
Greenway Farm,                                       Brothers Harriman& Co.) (until
Tockenham, Swindon,                                  December 2001); Director of Old Daily
Wiltshire, SN4 7PP                                   Equity Fund Saddlery (1992 to pres-
England                                              ent); Advisor, RAF Central Fund
                                                     (1992 to present).

Alan G. Lowy             Director          Since     Private Investor.                        12             None
(aged 62)-                                 1993
4111 Clear Valley
Drive,
Encino, CA 91436

Arthur D.                Director          Since     Retired; Executive Vice President and    12             None
Miltenberger                               1992      Chief Financial Officer of Richard K.
(aged 63)-                                           Mellon and Sons (private foundation
Richard K. Mellon &                                  until June 1998); Vice President and
Sons, P.O. Box RKM,                                  Treasurer of Richard King Mellon
Ligonier, PA 15658                                   Foundation (until June 1998); Trustee,
                                                     R.K. Mellon Family Trusts (since
                                                     1981); General Partner, Mellon Family
                                                     Investment Company IV, V and VI;
                                                     Director of Aerostructures Corporation
                                                     (aircraft manufacturer) (since 1996).
OFFICERS

Christopher H.A.         President         Since     President of BBH Common Settlement       N/A            N/A
Cecil**                                    2002      Fund, Inc., BBH Common Settlement
(aged 38)-                                           Fund II, Inc., BBH Fund, Inc. and the
140 Broadway,                                        BBH Portfolios (since October 2002).
New York, NY 10005                                   Managing Director of the Brown
                                                     Brothers Harriman Trust Co., LLC
                                                     (since January 2002), Proprietary
                                                     Products Unit (since October 2002),
                                                     Investment Management Services
                                                     (since October 2001).

                                       17

                                           TERM OF                                            NUMBER OF
                                           OFFICE#                                            FUNDS
                                           AND                                                IN FUND        OTHER
NAME,                    POSITION(S)       LENGTH                                             COMPLEX        DIRECTORSHIPS
ADDRESS,                 HELD WITH         OF TIME   PRINCIPAL OCCUPATION(S)                  OVERSEEN       HELD BY
AND AGE                  CORPORATION       SERVED    DURING PAST 5 YEARS                      BY DIRECTOR^   DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
Michael D. Martins       Vice President,   Since     Vice President, Treasurer, Principal     N/A            N/A
(aged 36)-               Treasurer,        2002      Accounting Officer and Principal
140 Broadway,            Principal                   Financial Officer of BBH Common
New York, NY 10005       Accounting                  Settlement Fund, Inc., BBH Common
                         Officer and                 Settlement Fund II, Inc., BBH Fund,
                         Principal                   Inc. and the BBH Portfolios (since
                         Financial                   August 2002); Vice President (since
                         Officer                     April 2002) and Assistant Vice
                                                     President (since
                                                     December 1996) of BBH & Co.

Gail C. Jones            Secretary         Since     Secretary of BBH Common Settlement       N/A            N/A
(aged 49)-                                 2002      Fund, Inc., BBH Common Settlement
1001 Liberty Avenue,                                 Fund II, Inc., BBH Fund, Inc. and the
Pittsburgh, PA                                       BBH Portfolios (since August 2002);
15222-3779                                           Counsel, ReedSmith, LLP (since
                                                     October 2002); Corporate
                                                     Counsel January 1997 to
                                                     September 2002 and Vice
                                                     President January 1999 to
                                                     September 2002 of Federated
                                                     Services Company.

Peter J. Germain         Vice President    Since     Vice President of BBH Common             N/A            N/A
(aged 43)-                                 2002      Settlement Fund, Inc., BBH Common
1001 Liberty Avenue,                                 Settlement Fund II, Inc., BBH Fund,
Pittsburgh, PA                                       Inc. and the BBH Portfolios (since
15222-3779                                           August 2002); Senior Vice President,
                                                     Federated Services Company (since
                                                     November 1997).

Judith J. Mackin         Vice President    Since     Vice President of BBH Common             N/A            N/A
(aged 42)-                                 2002      Settlement Fund, Inc., BBH Common
1001 Liberty Avenue,                                 Settlement Fund II, Inc., BBH Fund,
Pittsburgh, PA                                       Inc. and the BBH Portfolios (since
15222-3779                                           August 2002); Vice President of
                                                     Federated Services Company (since
                                                     November 1997).

                                       18

                                           TERM OF                                            NUMBER OF
                                           OFFICE#                                            FUNDS
                                           AND                                                IN FUND        OTHER
NAME,                    POSITION(S)       LENGTH                                             COMPLEX        DIRECTORSHIPS
ADDRESS,                 HELD WITH         OF TIME   PRINCIPAL OCCUPATION(S)                  OVERSEEN       HELD BY
AND AGE                  CORPORATION       SERVED    DURING PAST 5 YEARS                      BY DIRECTOR^   DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
Victor Siclari           Assistant         Since     Assistant Secretary of BBH Common        N/A            N/A
(aged 39)-               Secretary         2002      Settlement Fund, Inc., BBH Common
1001 Liberty Avenue,                                 Settlement Fund II, Inc., BBH Fund,
Pittsburgh, PA                                       Inc. and the BBH Portfolios (since
15222-3779                                           August 2002); Partner, ReedSmith, LLP
                                                     (since October 2002); Vice President
                                                     (March 1996 to September 2002) and
                                                     Senior Corporate Counsel (July 1998
                                                     to September 2002) of Federated
                                                     Investors, Inc.

Nancy D. Osborn          Assistant         Since     Assistant Secretary of BBH Common        N/A            N/A
(aged 36)-               Secretary         2002      Settlement Fund, Inc., BBH Common
140 Broadway,                                        Settlement Fund II, Inc., BBH Fund,
New York, NY 10005                                   Inc. and the BBH Portfolios (since
                                                     August 2002); Associate, BBH & Co.
                                                     (since April 1996).

John C. Smith            Assistant         Since     Assistant Treasurer of BBH Common        N/A            N/A
(age 37)-                Treasurer         2002      Settlement Fund, Inc., BBH Common
140 Broadway,                                        Settlement Fund II, Inc., BBH Fund,
New York, NY 10005                                   Inc. and the BBH Portfolios (since
                                                     August 2002); Assistant Vice
                                                     President (since
                                                     September 2001), Associate
                                                     (September 2000-August 2001)
                                                     and Senior Analyst
                                                     (June 1999-August 2000) of
                                                     BBH & Co.; Manager, Fund
                                                     Administration, State
                                                     Street Bank and Trust
                                                     Company (June 1997-May 1999).

Gregory Lomakin          Assistant         Since     Assistant Treasurer of BBH Common        N/A            N/A
(aged 37)-               Treasurer         2002      Settlement Fund, Inc., BBH Common
140 Broadway,                                        Settlement Fund II, Inc., BBH Fund,
New York, NY 10005                                   Inc. and the BBH Portfolios (since
                                                     August 2002); Assistant Vice
                                                     President (since September 2001), and
                                                     Associate (May 1992-April 1998).

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^ The Fund complex consists of the Corporation, BBH Trust, BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The Corporation, which has eight series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

* Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer. Effective November 8, 2002, Mr. Shields is no longer an "interested person" of the Corporation.

** Prior to November 8, 2002, Timothy J. Connelly served as President of the
   Corporation.

INVESTMENT ADVISER AND ADMINISTRATOR
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

SHAREHOLDER SERVICING AGENT
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005
(800) 625-5759

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                    Call 1-800-575-1265
By E-mail send your request to:  bbhfunds@bbh.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.


                         [BROWN BROTHERS HARRIMAN LOGO]